                          DILLARD ASSET FUNDING COMPANY


                                   Transferor


                              DILLARD NATIONAL BANK


                                 Master Servicer


                                       and


                            THE CHASE MANHATTAN BANK


                                     Trustee


                       on behalf of the Certificateholders


                   of the Dillard's Master Credit Card Trust I


                         POOLING AND SERVICING AGREEMENT


                           DATED AS OF AUGUST 1, 1998

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
                                    ARTICLE I
                                   DEFINITIONS

Section 1.01.  Definitions........................................................................................1
Section 1.02.  Other Definitional Provisions.....................................................................17
Section 1.03.  Business Day Certificate..........................................................................18


                                   ARTICLE II
               CONVEYANCE OF RECEIVABLES; ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Receivables.........................................................................18
Section 2.02.  Acceptance by Trustee.............................................................................19
Section 2.03.  Representations and Warranties of the Transferor..................................................20
Section 2.04.  Representations and Warranties of the Transferor Relating to the Accounts and the
                     Receivables; Ineligible Receivables; Reassignment...........................................22
Section 2.05.  Covenants of the Transferor.......................................................................26
Section 2.06.  Addition of Accounts..............................................................................28
Section 2.07.  Removal of Accounts by Transferor.................................................................29
Section 2.08.  Discount Option Receivables.......................................................................30


                                   ARTICLE III
                   ADMINISTRATION AND SERVICING OF RECEIVABLES

Section 3.01.  Acceptance of Appointment and Other Matters Relating to the Master Servicer.......................31
Section 3.02.  Servicing Compensation............................................................................32
Section 3.03.  Representations and Warranties of the Master Servicer.............................................33
Section 3.04.  Reports and Records for the Trustee...............................................................34
Section 3.05.  Annual Master Servicer's Certificate..............................................................35
Section 3.06.  Annual Independent Accountants'Servicing Report...................................................35
Section 3.07.  Tax Treatment.....................................................................................36
Section 3.08.  Notices to the Transferor.........................................................................36
Section 3.09.  Sub-Servicing.....................................................................................36


                                   ARTICLE IV
   RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION AND APPLICATION OF COLLECTIONS

Section 4.01.  Rights of Certificateholders......................................................................37
Section 4.02.  Establishment of Accounts.........................................................................37
Section 4.03.  Collections and Allocations of Collections, Master Servicer Credit Support........................38


                                                                                                               Page
                                                                                                               ----
                                    ARTICLE V
       [ARTICLE V IS RESERVED AND SHALL BE SPECIFIED IN A SUPPLEMENT WITH
                         RESPECT TO THE RELATED SERIES]




                                   ARTICLE VI
                                THE CERTIFICATES

Section 6.01.  The Certificates..................................................................................43
Section 6.02.  Authentication of Certificates....................................................................44
Section 6.03.  Registration of Transfer and Exchange of Certificates.............................................44
Section 6.04.  Mutilated, Destroyed, Lost or Stolen Certificates.................................................47
Section 6.05.  Persons Deemed Owners.............................................................................47
Section 6.06.  Appointment of Paying Agent.......................................................................48
Section 6.07.  Access to List of Certificateholders, Names and Addresses.........................................48
Section 6.08.  Authenticating Agent..............................................................................49
Section 6.09.  Tender of Exchangeable Transferor Certificate.....................................................50
Section 6.10.  Book-Entry Certificates...........................................................................52
Section 6.11.  Notices to Clearing Agency........................................................................52
Section 6.12.  Definitive Certificates...........................................................................53
Section 6.13.  Global Certificate................................................................................53
Section 6.14.  Meetings of Certificateholders....................................................................53
Section 6.15.  Restrictions on Transfers of Certain Certificates.................................................54
Section 6.16.  Trust Tax Election................................................................................54


                                   ARTICLE VII
                    OTHER MATTERS RELATING TO THE TRANSFEROR

Section 7.01.  Liability of the Transferor.......................................................................55
Section 7.02.  Merger or Consolidation of, or Assumption of the Obligations of, the Transferor...................55
Section 7.03.  Limitation on Liability...........................................................................55
Section 7.04.  Indemnification...................................................................................56


                                  ARTICLE VIII
                     OTHER MATTERS RELATING TO THE SERVICER

Section 8.01.  Liability of the Master Servicer..................................................................57
Section 8.02.  Merger or Consolidation of, or Assumption of the Obligations of, the Master Servicer..............57
Section 8.03.  Limitation on Liability of the Master Servicer and Others.........................................58
Section 8.04.  Master Servicer Indemnification of the Transferor, the Trust and the Trustee......................58
Section 8.05.  The Master Servicer Not To Resign.................................................................59
Section 8.06.  Access to Certain Documentation and Information Regarding the Receivables.........................59


                                                                                                               Page
                                                                                                               ----
Section 8.07.  Delegation of Duties..............................................................................59


                                   ARTICLE IX
                                 PAY OUT EVENTS

Section 9.01.  Pay Out Events....................................................................................60
Section 9.02.  Additional Rights Upon the Occurrence of Certain Events...........................................60


                                    ARTICLE X
                            MASTER SERVICER DEFAULTS

Section 10.01.  Master Servicer Defaults.........................................................................61
Section 10.02.  Trustee To Act; Appointment of Successor.........................................................63
Section 10.03.  Inability To Obtain Successor Master Servicer; Sale of Receivables...............................65
Section 10.04.  Notification to Certificateholders...............................................................65
Section 10.05   Waiver of Past Defaults..........................................................................66


                                   ARTICLE XI
                                   THE TRUSTEE

Section 11.01.  Duties of Trustee................................................................................66
Section 11.02.  Certain Matters Affecting the Trustee............................................................68
Section 11.03.  Trustee Not Liable for Recitals in Certificates..................................................69
Section 11.04.  Trustee Ownership of Certificates................................................................69
Section 11.05.  The Master Servicer To Pay Trustee's Fees and Expenses and Trust Expenses........................69
Section 11.06.  Eligibility Requirements for Trustee.............................................................69
Section 11.07.  Resignation or Removal of Trustee................................................................70
Section 11.08.  Successor Trustee................................................................................70
Section 11.09.  Merger or Consolidation of Trustee...............................................................71
Section 11.10.  Appointment of Co-Trustee or Separate Trustee....................................................71
Section 11.11.  Tax Returns......................................................................................72
Section 11.12.  Trustee May Enforce Claims Without Possession of Certificates....................................73
Section 11.13.  Suits for Enforcement............................................................................73
Section 11.14.  Rights of Certificateholders To Direct Trustee...................................................73
Section 11.15.  Representations and Warranties of Trustee........................................................73
Section 11.16.  Maintenance of Office or Agency..................................................................74


                                   ARTICLE XII
                                   TERMINATION

Section 12.01.  Termination of Trust.............................................................................74
Section 12.02.  Optional Purchase................................................................................75
Section 12.03.  Final Payment With Respect to Any Series.........................................................76


                                                                                                               Page
                                                                                                               ----
Section 12.04.  Termination Rights of Holder of Exchangeable Transferor Certificate..............................77


                                  ARTICLE XIII
                            MISCELLANEOUS PROVISIONS

Section 13.01.  Amendment........................................................................................77
Section 13.02.  Protection of Right, Title and Interest to Trust.................................................78
Section 13.03.  Limitation on Rights of Certificateholders.......................................................79
Section 13.04.  Governing Law....................................................................................80
Section 13.05.  Notices..........................................................................................80
Section 13.06.  Severability of Provisions.......................................................................81
Section 13.07.  Assignment.......................................................................................81
Section 13.08.  Certificates Nonassessable and Fully Paid........................................................81
Section 13.09.  Further Assurances...............................................................................81
Section 13.10.  No Waiver, Cumulative Remedies...................................................................81
Section 13.11.  Counterparts.....................................................................................81
Section 13.12.  Third-party Beneficiaries........................................................................81
Section 13.13.  Actions by Certificateholders....................................................................82
Section 13.14.  Rule 144A Information............................................................................82
Section 13.15.  Merger and Integration...........................................................................82
Section 13.16.  Headings.........................................................................................82
Section 13.17.  No Recourse......................................................................................82



EXHIBIT A          -  Form of Exchangeable Transferor Certificate
EXHIBIT B          -  Form of Annual Master Servicer's Certificate
SCHEDULE 1         -  Initial Account List


                         POOLING AND SERVICING AGREEMENT

                  THIS POOLING AND SERVICING AGREEMENT (this "Agreement"), dated as of August 1, 1998, is made by and among DILLARD ASSET FUNDING COMPANY, a Delaware business trust, as Transferor, DILLARD NATIONAL BANK, a national banking association, as Master Servicer, and THE CHASE MANHATTAN BANK, a New York banking corporation, as Trustee.

                  In consideration of the mutual agreements herein contained each party agrees as follows for the benefit of the other parties and the Certificateholders:


                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01. Definitions. Whenever used in this Agreement, unless otherwise provided with respect to a Series in the related Supplement, the following words and phrases shall have the following meanings:

                  "Account" means each credit card account now or hereafter established pursuant to a Credit Card Agreement by DNB or Mercantile (whether originated or acquired by DNB or Mercantile), including each Transferred Account and each Additional Account from and after the related Addition Date and excluding any Removed Account after the related Removal Date.

                  "Account Information" means any account numbers or other information contained in any Account List.

                  "Account List" means a computer file or microfiche list containing a true and complete list of all Accounts, identified by account number, the Receivables in which, whether existing or hereafter created, have been transferred to the Trust.

                  "Active Account" means each Account which has had a statement issued during the immediately preceding twelve month period.

                  "Additional Accounts" means additional Eligible Accounts that are added as Accounts pursuant to Section 2.06 of this Agreement.

                  "Addition Date" means each date as of which Additional Accounts will be included as Accounts pursuant to Section 2.06 hereof.

                  "Adjustment Amount" shall have the meaning specified in subsection 4.03(c).

                  "Affiliate" of any Person means any other Person controlling, controlled by or under common control with such Person.

                  "Aggregate Investor Default Amount" shall have, with respect to any Series of Certificates, the meaning stated in the related Supplement.

                  "Aggregate Investor Interest" means, as of any date of determination, the sum of the Investor Interests for all Series of Certificates issued and outstanding on such date of determination.

                  "Aggregate Investor Percentage" means, with respect to Principal Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts, as the case may be, as of any date of determination, the sum of the Investor Percentages with respect to such items of all Series of Certificates issued and outstanding as of close of business on the preceding day; provided, however, that the Aggregate Investor Percentage shall not exceed 100%.

                  "Agreement" means this Pooling and Servicing Agreement and all amendments hereof and supplements hereto, including any Supplement.

                  "Amortization Period" means, with respect to any Series, the period following the Revolving Period for the Series, which shall be the controlled amortization period, the rapid amortization period or other amortization period, in each case as defined with respect to such Series in the related Supplement.

                  "Annual Master Servicer's Certificate" means a certificate substantially in the form of Exhibit B hereto, delivered pursuant to Section
3.05 hereof.

                  "Authorized Newspaper" means a newspaper of general circulation in the Borough of Manhattan, the City of New York and in such other cities as shall be specified in the Supplements, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

                  "Average Principal Receivables" means, for any period, an amount equal to (a) the sum of the aggregate amounts of Principal Receivables at the close of business on each day during such period divided by (b) the number of days in such period.

                  "Bank Portfolio" means the accounts originated by DNB or Mercantile, as applicable.

                  "Bearer Certificates" shall have the meaning specified in
Section 6.01.

                  "Bearer Rules" means the provisions of the Internal Revenue Code, in effect from time to time, governing the treatment of bearer obligations, including Sections 163(f), 871, 881, 1441, 1442 and 4701, and any regulations thereunder including, to the extent applicable to any Series, Proposed or Temporary Regulations.

                  "BIF" means the Bank Insurance Fund administered by the FDIC.

                  "Book-Entry Certificates" means beneficial interests in the Investor Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 6.10; provided, that if book-entry registration and transfer are no longer authorized and Definitive Certificates are to be issued to the Certificate Owners, such certificates shall no longer be "Book-Entry Certificates."

                  "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, Little Rock, Arkansas, Gilbert, Arizona, or Baton Rouge, Louisiana (or with respect to any Series, any additional city specified in the related Supplement) are authorized or obligated by law or executive order to be closed.

                  "Certificate" means any one of the Investor Certificates of any Series or the Exchangeable Transferor Certificate.

                  "Certificateholder" or "Holder" means the Person in whose name a Certificate is registered in the Certificate Register and, if applicable, the holder of any Bearer Certificate or Coupon, as the case may be.

                  "Certificate Interest" means interest payable in respect of the Investor Certificates of any Series pursuant to the related Supplement.

                  "Certificate Owner" means, with respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as may be reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

                  "Certificate Principal" means principal payable in respect of the Investor Certificates of any Series pursuant to Article IV of this Agreement and the related Supplement.

                  "Certificate Rate" means, with respect to any Series or Class of Certificates, the interest rate (or formula on the basis of which such rate shall be determined) stated in the related Supplement; provided, that unless otherwise provided in a Supplement, such rate shall be calculated on the basis of actual days elapsed and a 365-day or 366-day year, as the case may be.

                  "Certificate Register" means the register maintained pursuant to Section 6.03, providing for the registration of the Certificates and transfers and exchanges thereof.

                  "Class" means, with respect to any Series, any one of the classes of Investor Certificates of that Series as specified in the related Supplement.

                  "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency or Foreign Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency or Foreign Clearing Agency.

                  "Closing Date" means, with respect to any Series, the date of issuance of such Series of Certificates, as specified in the related Supplement.

                  "Collection Account" means the account created pursuant to
Section 4.02(a) hereof.

                  "Collections" means all payments (including Insurance Proceeds and recoveries, net of expense of collection, on Defaulted Accounts) received by the Master Servicer or the Transferor in respect of the Receivables, whether in the form of cash, checks, wire transfers, ATM transfers, or other forms of payment in accordance with the Credit Card Agreements in effect from time to time. A Collection processed on an Account in excess of the aggregate amount of Receivables in such Account as of the Date of Processing of such Collection shall be deemed to be a payment in respect of Principal Receivables to the extent of such excess. Any Collections by check which are dishonored by the drawee bank of such check shall be subtracted from the Collections of Principal Receivables in the Monthly Period in which the dishonor occurs.

                  "Corporate Trust Office" shall mean the principal corporate office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 450 West 33rd Street, New York, New York 10001, Attention: Structured Finance Services, except that for purposes of subsection 6.03(d) and Section 11.16, such term shall mean the office or agency of the Trustee in the Borough of Manhattan, the City of New York, which office at the date hereof is located at 55 Water Street, New York, New York 10041.

                  "Coupon" has the meaning specified in Section 6.01 hereof.

                  "Credit Adjustment" has the meaning specified in subsection 4.03(c) hereof.

                  "Credit Card Agreement" means the Agreement and Federal Truth in Lending Statement for credit card accounts between any Obligor and an Originator, as such agreements may be amended, modified or otherwise changed from time to time.

                  "Credit Card Guidelines" means each Originator's written policies and procedures relating to the operation of its credit card business, including, without limitation, the policies and procedures for determining the creditworthiness of credit card customers, the extension of credit to credit card customers, and relating to the maintenance of credit card accounts and collection of credit card receivables, as such policies and procedures may be amended from time to time.

                  "Cut Off Date" means July 31, 1998.

                  "Date of Processing" means, with respect to any transaction, the date on which such transaction is first recorded on DNB's, with respect to Dillard's Accounts, or Mercantile's, with respect to Mercantile Accounts, computer master file of accounts (without regard to the effective date of such recordation).

                  "Default Amount" means, with respect to any Distribution Date, the aggregate amount of Principal Receivables (other than Ineligible Receivables) in Accounts which became Defaulted Accounts during the Related Monthly Period.

                  "Defaulted Account" means each Account with respect to which, in accordance with the Credit Card Guidelines or the related Originator's customary and usual servicing procedures for servicing credit card receivables comparable to the Receivables, such Originator has charged off the Receivables in such Account as uncollectible. An Account shall become a Defaulted Account on the day on which the related Receivables are recorded as charged off as uncollectible on such Originator's computer master file of accounts. Notwithstanding any other provision hereof, any Receivables in a Defaulted Account that are Ineligible Receivables shall be treated as Ineligible Receivables rather than Receivables in Defaulted Accounts.

                  "Definitive Certificate" has the meaning specified in Section
6.10 hereof.

                  "Depository" has the meaning specified in Section 6.10 hereof.

                  "Depository Agreement" means, with respect to each Series, the agreement among the Transferor, the Trustee and the Clearing Agency, or as otherwise provided in the related Supplement.

                  "Determination Date" means the fourth Business Day prior to each Transfer Date.

                  "Dillard's" means Dillard's Inc., its successors and assigns

                  "Dillard's Accounts" means those Accounts originated or (with the prior written consent of each Rating Agency) acquired by DNB.

                  "Discount Option Receivables" means, on any Date of Processing on and after the date on which any exercise of the discount option pursuant to
Section 2.08 takes effect, the sum of (a) the aggregate Discount Option Receivables at the end of the prior Date of Processing (which amount, prior to the date on which the Transferor's exercise of its discount option takes effect, shall be zero), plus (b) any new Discount Option Receivables created on such Date of Processing, minus (c) any Discount Option Receivables Collections received on such Date of Processing, and minus (d) the Discount Option Receivables Default Amount. Discount Option Receivables created on any Date of Processing shall mean the product of the amount of any Principal Receivables created on such Date of Processing (without giving effect to Discount Option Receivables) and the Discount Percentage.

                  "Discount Option Receivables Default Amount" means, as of any Date of Processing, (a) the sum of Discount Option Receivables in Accounts which are Defaulted Accounts, minus (b) Collections consisting of recoveries, net of expenses of collection, on such Discount Option Receivables.

                  "Discount Option Receivables Collections" means, on any Date of Processing on and after the date on which any exercise of the discount option pursuant to Section 2.08 takes effect, the product of (a) a fraction, the numerator of which is the amount of Discount Option Receivables and the denominator of which is the sum of Principal Receivables and Discount Option Receivables, in each case on the last day of the preceding Monthly Period, and (b) Collections of Principal Receivables (without giving effect to Discount Option Receivables) on such Date of Processing.

                  "Discount Percentage" means the percentage designated by the Transferor pursuant to Section 2.08 hereof.

                  "Distribution Account" shall have the meaning specified in subsection 4.02(c) hereof.

                  "Distribution Date" means, unless otherwise specified in any Supplement for the related Series, the fifteenth day of the calendar month following the month in which the Closing Date for such Series occurs and the fifteenth day of each month thereafter, or, if such fifteenth day is not a Business Day, the next succeeding Business Day.

                  "DNB" means Dillard National Bank, its successors and assigns.

                  "Dollars," "$" or "U.S. $" shall mean United States dollars.

                  "Eligible Account" shall mean, as of the Cut Off Date (or, with respect to Additional Accounts, as of the related Addition Date) an account owned by the Transferor:

                           (i) which is payable in Dollars;

                           (ii) the Obligor of which is not the U.S. Government
or any state or local governmental entity and has provided, as its most recent billing address, an address which is located in the United States or its territories or possessions;

                           (iii) which DNB or Mercantile has not classified on
its electronic records as counterfeit, canceled, fraudulent, stolen or lost;

                           (iv) which has been originated or (with the prior
written consent of each Rating Agency) acquired by DNB or Mercantile;

                           (v) the Receivables of which DNB or Mercantile has
not charged off in its customary and usual manner for charging off Receivables;

                           (vi) which is free of all Liens that are equal or
prior to the interest of the Trust; and

                           (vii) as to any Series, meets any additional
requirements set forth in the related Supplement for such Series.

                  "Eligible Receivable" shall mean each Receivable:

                  (a) which has arisen under an Eligible Account;

                  (b) which was created in compliance, in all material respects, with all Requirements of Law applicable to the Originator pursuant to a Credit Card Agreement which complies, in all material respects, with all Requirements of Law applicable to the Originator;

                  (c) with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Originator in connection with the creation of such Receivable or the execution, delivery and performance by the Originator of the related Credit Card Agreement have been duly obtained, effected or given and are in full force and effect as of such date of creation;

                  (d) as to which, upon the transfer of such Receivables to the Trustee, the Trustee will have a first priority perfected security interest or good and marketable title thereto, free and clear of all Liens arising under or through the Transferor or any of its Affiliates;

                  (e) which is the legal, valid and binding payment obligation of the Obligor thereon, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                  (f) which constitutes an "account" or "general intangible" under and as defined in Article 9 of the UCC; and

                  (g) as to any Series, which meets any additional requirements set forth in the related Supplement for such Series.

                  "Enhancement" means, with respect to any Series, the cash collateral account, collateral invested amount, letter of credit, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap or any other contract, arrangement or agreement for the benefit of the Certificateholders of such Series (or Certificateholders of a Class within such Series), as designated in the related Supplement.

                  "Enhancement Provider" means, with respect to any Series, the Person, if any, designated as such in the related Supplement.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "Excess Finance Charge Collections" means, with respect to a Series and any date of determination, Collections of Finance Charge Receivables allocated to the Series which are not required to fund payments to Certificateholders of such Series on the related Distribution Date, as determined in accordance with the terms of the related Supplement.

                  "Excess Funding Account" means the account established in accordance with subsection 4.02(e) hereof.

                  "Excess Funding Amount" means the amount on deposit in the Excess Funding Account, exclusive of interest (including reinvested interest) and other investment income and earnings there on.

                  "Excess Principal Collections" means, with respect to a Series and any date of determination, Collections of Principal Receivables allocated to the Series which are not required to fund payments to Certificateholders of such Series on the related Distribution Date, or are not otherwise reserved for distribution to Holders of the Series, as determined in accordance with the terms of the related Supplement.

                  "Exchange" means either an Investor Exchange or a Transferor Exchange, as described in Section 6.09 hereof.

                  "Exchangeable Transferor Certificate" means the certificate executed by the Transferor and authenticated by the Trustee, substantially in the form of Exhibit A and exchangeable as provided in Section 6.09; provided, that at any time there shall be only one Exchangeable Transferor Certificate.

                  "Exchange Date" shall, with respect to any Series issued pursuant to an Exchange, have the meaning specified in Section 6.09 hereof.

                  "Exchange Notice" shall, with respect to any Series issued pursuant to an Exchange, have the meaning specified in Section 6.09 hereof.

                  "Extended Trust Termination Date" has the meaning specified in subsection 12.01(a) hereof.

                  "FDIC" means the Federal Deposit Insurance Corporation.

                  "Finance Charge Account" has the meaning specified in subsection 4.02(b) hereof.

                  "Finance Charge Receivables" means the sum of (x) the amount billed with respect to any Account as Periodic Finance Charges, fees for insufficient fund checks received in payment on Accounts, overlimit fees, Late Fees and other similar fees and charges, including Special Fees to the extent such Special Fees are categorized as Finance Charge Receivables; and (y) the sum of (a) Discount Option Receivables; (b) Collections consisting of recoveries, net of expenses of collection, on Receivables in Defaulted Accounts; and (c) interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account.

                  "Foreign Clearing Agency" means, with respect to a Series, any non-United States clearing agency specified in the applicable Supplement.

                  "Global Certificate" has the meaning specified in Section 6.13 hereof.

                  "Governmental Authority" means the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Group" means, with respect to any Series, the group of Series in which the related Supplement specifies such Series is included.

                  "Ineligible Receivable" means a Receivable required to be removed from the Trust pursuant to Section 2.04(c).

                  "Initial Closing Date" means August 14, 1998.

                  "Initial Investor Interest" means, with respect to any Series, the amount stated in the related Supplement.

                  "Insolvency Event" means the Transferor has consented to the appointment of a conservator, receiver or liquidator for the winding-up or liquidation of its affairs, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator for the winding-up or liquidation of the Transferor's affairs has been entered against the Transferor.

                  "Insurance Proceeds" means any amounts recovered by an Originator pursuant to any credit insurance policies covering any Obligor with respect to Receivables created under such Obligor's Account.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time.

                  "Investor Account" means each of the Collection Account, the Finance Charge Account, the Principal Account, the Excess Funding Account and the Distribution Account.

                  "Investor Certificate" means any one of the certificates (including, without limitation, the Bearer Certificates, the Registered Certificates or the Global Certificates) executed by the Transferor and authenticated by the Trustee, substantially in the form (or forms in the case of a Series with multiple Classes) of the investor certificate attached to the related Supplement.

                  "Investor Certificateholder" means the Holder of an Investor Certificate.

                  "Investor Charge Off" shall have, with respect to each Series, the meaning specified in the related Supplement.

                  "Investor Default Amount" shall have, with respect to any Series of Certificates, the meaning stated in the related Supplement.

                  "Investor Exchange" has the meaning specified in subsection
6.09 hereof.

                  "Investor Interest" shall have, with respect to any Series of Certificates, the meaning stated in the related Supplement.

                  "Investor Percentage" shall have, with respect to Principal Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts, and any Series of Certificates, the meaning stated in the related Supplement.

                  "Late Fees" shall have, with respect to an Account, the meaning specified in the related Credit Card Agreement.

                  "Lien" means any mortgage, deed of trust, pledge, assignment, participation or equity interest, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that none of the following shall constitute a Lien prohibited by this
Agreement: (a) any assignment pursuant to Section 7.02 hereof, (b) any liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if the Transferor shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto, (c) a lien granted by the Transferor solely on the Transferor's Interest as Holder of the Exchangeable Transferor Certificate, (d) the interest of the Transferor as Holder of the Exchangeable Transferor Certificate, (e) the interest of the Collateral Interest Holder (as defined in the related Supplement) or (f) the Transferor's right, if any, to interest accruing on, and investment earnings, if any, in respect of, any Investor Account or any Series Account, as provided in this Agreement or the related Supplement.

                  "Master Servicer" means DNB, and its successors and assigns.

                  "Master Servicer Credit Support" means a letter of credit, guaranty or other form of credit support supporting the Master Servicer's obligations regarding Collections which is delivered to the Trustee in accordance with subsection 4.03(a)(ii).

                  "Master Servicer Default" has the meaning specified in Section
10.01 hereof.

                  "Master Servicing Officer" means any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

                  "Maximum Addition Amount" means, unless otherwise provided in a Supplement, with respect to any Determination Date, the number of accounts originated by DNB and by Mercantile after the Cut Off Date which would either
(a) with respect to any three consecutive Monthly Periods commencing with the three month period ending in November 1998 be equal to the product of (i) 15% and (ii) the number of Active Accounts as of the first day of the calendar year in which such Monthly Periods commence (or the Cut Off Date in the case of 1998) or (b) with respect to any twelve month period commencing after the Cut Off Date be equal to the product of (i) 20% and (ii) the number of Active Accounts as of the first day of such twelve month period.

                  "Mercantile" means Mercantile Stores National Bank, its successors and assigns.

                  "Mercantile Accounts" means those Accounts originated or (with the prior written consent of each Rating Agency) acquired by Mercantile.

                  "Minimum Aggregate Principal Receivables" means as of any date of determination, an amount equal to the sum of the Investor Interests of each Series used in calculating the numerator of the Investor Percentage for Collections of Principal Receivables.

                  "Minimum Transferor Interest" means, on any date of determination, 0% (or such higher percentage as may be specified in any Supplement) of the aggregate Principal Receivables on that date of determination.

                  "Monthly Investor Servicing Fee" means, with respect to each Series, the share of the Monthly Servicing Fee allocable to the Series of Investor Certificateholders, as described in Section 3.02 hereof.

                  "Monthly Period" means the period from and including the first day of a calendar month to and including the last day of a calendar month.

                  "Monthly Master Servicer's Certificate" means with respect to a Series, a certificate substantially in the form required by the related Supplement, executed by a Master Servicing Officer and provided pursuant to
Section 3.04 hereof.

                  "Monthly Servicing Fee" has the meaning specified in Section
3.02 hereof.

                  "Monthly Transferor Servicing Fee" means the share of the Monthly Servicing Fee payable by the Holder of the Exchangeable Transferor Certificate, as described in Section 3.02 hereof.

                  "Moody's" means Moody's Investors Service, Inc. or any successor thereto.

                  "Notice Date" has the meaning specified in subsection 2.06(b)(i) hereof.

                  "Obligor" means, with respect to any Account, the Person or Persons obligated to make payments with respect to such Account, including any guarantor thereof.

                  "Officer's Certificate" means a certificate signed by any Responsible Officer of the Transferor and any vice president or more senior officer of the Master Servicer and delivered to the Trustee.

                  "Offshore Securities Market" means any established securities market organized under the laws of a country other than the United States in which Investor Certificates are listed, including, without limitation, the Eurobond market, as regulated by the Association of International Bond Dealers; the Amsterdam Stock Exchange; the Australian Stock Exchange Limited; the Bourse de Bruxelles; the Frankfurt Stock Exchange; The Stock Exchange of Hong Kong Limited; The International Stock Exchange of the United Kingdom and the Republic of Ireland, Ltd.; the Johannesburg Stock Exchange; the Bourse de Luxembourg; the Borsa Valori di Milan; the Montreal Stock Exchange; the Bourse de Paris; the Stockholm Stock Exchange; the Tokyo Stock Exchange; the Toronto Stock Exchange; the Vancouver Stock Exchange; and the Zurich Stock Exchange.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Person providing the opinion, and who shall be reasonably acceptable to the Trustee.

                  "Originator" shall mean, with respect to Dillard's Accounts, DNB, and, with respect to Mercantile Accounts, Mercantile.

                  "Paying Agent" means any paying agent appointed pursuant to
Section 6.06, which initially shall be the Trustee.

                  "Pay Out Commencement Date" means, with respect to a Series, the date on which a Pay Out Event is deemed to occur with respect to the Series.

                  "Pay Out Event" means, with respect to a Series, a Trust Pay Out Event or a Series Pay Out Event.

                  "Periodic Finance Charges" shall have the meaning specified in the Credit Card Agreement applicable to each Account for finance charges (due to periodic rate) or any similar term.

                  "Permitted Investments" means:

                  (a) negotiable instruments or securities represented by instruments in bearer or registered form which evidence (i) obligations of or fully guaranteed as to timely payment of principal and interest by the United States of America; (ii) time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the Trust's or the Trustee's investment or contractual commitment to invest therein, the certificates of deposit or short-term deposits of such depository institution or trust company shall have a credit rating from each of Moody's and Standard & Poor's of P-1 and A-1+, respectively; (iii) commercial paper having, at the time of the Trust's or the Trustee's investment or contractual commitment to invest therein, a rating from each of Moody's and

Standard and Poor's of P-1 and A-1+, respectively; (iv) bankers acceptances issued by any depository institution or trust company described in clause
(a)(ii) above; and (v) investments in money market or common trust funds rated AAA-M or AAA-mg by Standard & Poor's and Aaa by Moody's or otherwise approved in writing by each Rating Agency;

                  (b) demand deposits in the name of the Trust or the Trustee in any depository institution or trust company referred to in clause (a)(ii) above; and

                  (c) any other investment if the Rating Agency Condition is satisfied for the related Series.

                  "Person" means any legal person, including any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

                  "Pool Factor" means, as of a Record Date, with respect to a Series, or if the Series is issued in more than one Class with respect to a Class, a number carried out to seven decimals representing the ratio of the applicable Investor Interest as of such Record Date (determined after taking into account any reduction in the Investor Interest which will occur on the following Distribution Date) to the related Initial Investor Interest for the Series or Class, as applicable.

                  "Pool Index File" means the file on each of the Originators' computer system that identifies accounts of the Transferor and is designated by such Originator as its "Pool Index File."

                  "Principal Account" has the meaning specified in subsection 4.02(b) hereof.

                  "Principal Receivable" means each Receivable other than (a) Finance Charge Receivables, (b) Discount Option Receivables and (c) Receivables in Defaulted Accounts. A Receivable shall be deemed to have been created at the close of business on the Date of Processing of such Receivable. In calculating the aggregate amount of Principal Receivables on any day, the amount of Principal Receivables shall be reduced by the aggregate amount of credit balances in the Accounts at the close of business on the preceding day. Any Receivables which the Originator is unable to transfer as provided in subsection 2.05(d) shall not be included in calculating the aggregate amount of Principal Receivables.

                  "Principal Terms" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in subsection 6.09(c).

                  "Qualified Institution" means:

                  (a) a depository institution or trust company (which may include the Trustee or an Affiliate of the Master Servicer) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia and with deposit insurance provided by the BIF or SAIF; provided, however, that at all times the certificates of deposit, short-term deposits or commercial paper or the long-term unsecured debt obligations (other than any obligation for which the rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating of at least P-1 and

                  A-1 from Moody's and Standard & Poor's, respectively, or such higher rating as may be specified in a Supplement, in the case of the certificates of deposit, short-term deposits or commercial paper, or at least Aa3 and AA from Moody's and Standard & Poor's, respectively, in the case of the long-term unsecured debt obligations; or

                  (b) a depository institution, which may include DNB, Mercantile or the Trustee, which is acceptable to each Rating Agency, as evidenced by a letter from such Rating Agency.

                  "Rating Agency" means, with respect to a Series, the rating agency or agencies, if any, specified in the related Supplement.

                  "Rating Agency Condition" means a written notice by each applicable Rating Agency to the Transferor, the Master Servicer and the Trustee that the action described in the notice will not result in that Rating Agency reducing or withdrawing its then existing rating(s) of the applicable Investor Certificates, or with respect to a Series, any related rating (as described in the related Supplement).

                  "Reassignment" has the meaning specified in subsection 2.07(b)(ii).

                  "Reassignment Date" means a Distribution Date specified by the Transferor as a date on which the Transferor shall be obligated to accept reassignment of all Principal Receivables pursuant to subsection 2.04(d).

                  "Receivable" means any amount owing by an Obligor under an Account, including, without limitation, amounts due in connection with the sale of goods and services, cash advances, access checks, Periodic Finance Charges, fees for insufficient funds checks given in payment on the Accounts, overlimit fees, Late Fees and other similar fees and charges, including Special Fees, if any.

                  "Record Date" means, with respect to a Distribution Date, the last day of the related Monthly Period.

                  "Registered Certificates" has the meaning specified in Section
6.01 hereof.

                  "Related Monthly Period" means, with respect to a Distribution Date, Determination Date or Transfer Date, the Monthly Period immediately preceding the Monthly Period in which the specified Distribution Date, Determination Date or Transfer Date occurs.

                  "Removal Date" means the date on which Receivables in Removed Accounts are reassigned by the Trustee to the Transferor pursuant to Section
2.07 hereof.

                  "Removal Notice Date" means a day no later than the fifth Business Day prior to a proposed Removal Date.

                  "Removed Accounts" means Accounts, designated by the Transferor, the Receivables in which are removed from the Trust pursuant to
Section 2.07 hereof .

                  "Requirements of Law" for any Person means the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, including, without limitation, usury laws, the federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System.

                  "Responsible Officer" means (i) as to the Trustee, any officer of the Trustee within the Corporate Trust Office (or any successor group of the Trustee) of the Trustee, with direct responsibility for the administration of this Agreement and also, a particular officer to whom any corporate trust matter is referred because of such officer's knowledge of and familiarity with the particular subject, (ii) as to the Transferor, (x) either of James Freeman or David Helm in their capacity as administrator of the Transferor or (y) any officer of Chase Manhattan Bank Delaware including any Vice President, any Assistant Secretary or any other officer of Chase Manhattan Bank Delaware, customarily performing functions similar to those performed by any person who at the time shall be an above-designated officer and also, with respect to a particular officer to whom any corporate trust matter is referred because of such officer's knowledge of and familiarity with the particular subject, and
(iii) as to any other Person, any Vice President or higher officer.

                  "Revolving Period" shall have, with respect to each Series, the meaning specified in the related Supplement.

                  "SAIF" means the Savings Association Insurance Fund administered by the FDIC.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Series" means any series of Investor Certificates, including within any such Series, any Class or Classes of Investor Certificates subordinate to another Class or Classes of Investor Certificates.

                  "Series Account" means any account or accounts established pursuant to a Supplement for the benefit of such Series.

                  "Series Pay Out Event" shall have, with respect to any Series, the meaning specified in the related Supplement.

                  "Series Servicing Fee Percentage" means, with respect to any Series, the amount specified in the related Supplement.

                  "Series Termination Date" means, with respect to any Series, the date stated in the related Supplement.

                  "Service Transaction Fees" shall, with respect to an Account, have the meaning specified in the related Credit Card Agreement for any service transaction fees or similar terms.

                  "Special Fees" means Service Transaction Fees and any other fees which are not now but from time to time may be assessed on the Accounts. On or after the date on which any of such Special Fees begin to be assessed on the Accounts, the Transferor may designate in an Officer's Certificate whether such Special Fees shall be treated as Receivables.

                  "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto

                  "Successor Master Servicer" means a successor master servicer appointed pursuant to Section 10.02(a) hereof.

                  "Supplement" means, with respect to any Series, a supplement to this Agreement complying with the terms of Section 6.09 of this Agreement, executed in conjunction with the issuance of the Series (or, in the case of the issuance of Certificates on the Initial Closing Date, the Supplement executed in connection with the issuance of such Certificates).

                  "Termination Notice" shall have, with respect to any Series, the meaning specified in subsection 10.01(d) hereof.

                  "Transfer Agent and Registrar" has the meaning specified in
Section 6.03 and shall initially be the Trustee's Corporate Trust Office.

                  "Transfer Date" means, with respect to any Series, the Business Day immediately prior to each Distribution Date.

                  "Transferor" means Dillard Asset Funding Company, a Delaware business trust.

                  "Transferor Exchange" has the meaning specified in subsection 6.09(a) hereof.

                  "Transferor Interest" means, on any date of determination (a) the aggregate amount of Principal Receivables plus the Excess Funding Amount, in each case at the end of the day immediately prior to such date of determination, minus (b) the Aggregate Investor Interest at the end of such day.

                  "Transferor Percentage" means, on any date of determination, when used with respect to Principal Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts, a percentage equal to 100% minus the Aggregate Investor Percentage with respect to such categories of Receivables.

                  "Transferred Account" means an Account with respect to which a new credit account number has been issued by an Originator under circumstances resulting from a lost or stolen credit card and not requiring standard application and credit evaluation procedures under the Credit Card

Guidelines and which can be traced or identified by reference to or by way of an Account List delivered to the Trustee as an account into which an Account has been transferred.

                  "Trust" means the trust created by this Agreement, the corpus of which shall consist of the Receivables now existing or hereafter created and all moneys due or to become due with respect thereto, all proceeds (as defined in Section 9-306 of the UCC) of the Receivables and all Insurance Proceeds relating thereto, such funds as from time to time are deposited in any Investor Account and any Series Account and the rights to or under any Enhancement with respect to any Series.

                  "Trustee" means The Chase Manhattan Bank, a New York banking corporation, and its successors and any corporation resulting from, or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee appointed as herein provided.

                  "Trust Extension" has the meaning specified in subsection 12.01(a) hereof.

                  "Trust Pay Out Event" has the meaning specified in Section
9.01 hereof.

                  "Trust Termination Date" means, after the issuance of the initial Series, the earlier to occur of (a) unless a Trust Extension shall have occurred, the first day after the Distribution Date with respect to any Series following the date on which funds shall have been deposited in the Distribution Account or the applicable Series Account for the payment of Investor Certificateholders of each Series then issued and outstanding sufficient to pay in full the Aggregate Investor Interest plus interest accrued at the applicable Certificate Rate through the end of the related interest accrual period prior to such Distribution Date, (b) if a Trust Extension has occurred, the Extended Trust Termination Date, and (c) July 15, 2021.

                  "UCC" means the Uniform Commercial Code then in effect in the State of Arizona, Delaware, Louisiana or New York, as applicable.

                  "Undivided Interest" means the undivided interest of any Certificateholder in the Trust.


                  Section 1.02. Other Definitional Provisions. (a) All terms defined in any Supplement or this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (b) As used herein and in any certificate or other document made or delivered pursuant hereto or pursuant to a Supplement, accounting terms not defined in Section 1.01, and accounting terms partially defined in Section
1.01 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles or regulatory accounting principles, the definitions contained herein shall control.

                  (c) The agreements, representations and warranties of DNB in this Agreement and in any Supplement in its capacity as Master Servicer, and the agreements, representations and warranties of Dillard Asset Funding Company in this Agreement and in any Supplement in its capacity as Transferor, shall be deemed to be the agreements, representations and warranties of each such entity solely in each such capacity for so long as such entity acts in each such capacity under this Agreement.

                  (d) The words "thereof, "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to any Supplement or this Agreement as a whole and not to any particular provision of this Agreement or any Supplement.

                  (e) Section, subsection, Schedule and Exhibit references contained in this Agreement or any Supplement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement or the applicable Supplement unless otherwise specified.

                  (f) The Annual Master Servicer Certificate shall be in substantially the form of Exhibit C, with such changes as the Master Servicer may determine to be necessary or desirable; provided, however, that no such change shall serve to exclude information required by this Agreement or any Supplement. The Master Servicer shall, upon making such determination, deliver to the Trustee and each Rating Agency an Officer's Certificate to which shall be annexed the form of the Exhibit, as so changed. Upon the delivery of such Officer's Certificate to the Trustee, the Exhibit, as so changed, shall for all purposes of this Agreement constitute such Exhibit. The Trustee may conclusively rely upon such Officer's Certificate in determining whether the Exhibit, as changed, conforms to the requirements of this Agreement.

                  Section 1.03. Business Day Certificate. Within 10 Business Days of the Closing Date (with respect to the remainder of 1998) and thereafter, within 15 days prior to the end of each calendar year while this Agreement remains in effect (with respect to succeeding years), the Master Servicer shall deliver to the Trustee an Officer's Certificate specifying the days on which banking institutions in Little Rock, Arkansas, Gilbert, Arizona and Baton Rouge, Louisiana are authorized or obligated by law or executive order to be closed.


                                   ARTICLE II

               CONVEYANCE OF RECEIVABLES; ISSUANCE OF CERTIFICATES

                  Section 2.01. Conveyance of Receivables. The Transferor does hereby transfer, assign, set-over, grant and otherwise convey to the Trust for the benefit of the Certificateholders, without recourse, all of its right, title and interest in, to and under the Receivables now existing and hereafter created and arising under or in the Accounts, all moneys due or to become due with respect thereto, including all Finance Charge Receivables, all proceeds of Receivables, all Insurance Proceeds relating to such Receivables, and any rights the Transferor may have in any Enhancement.

                  In connection with such transfer, assignment, set-over, grant and conveyance, the Transferor agrees to record and file within two Business Days of the Initial Closing Date, at its own expense, financing statements (including any continuation statements with respect to such financing statement when applicable) with respect to the Receivables now existing and hereafter created for the transfer of accounts and general intangibles (as defined in the UCC) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain the perfection of, the assignment of the Receivables to the Trust, and to deliver a file-stamped copy of each such financing statement or continuation statement or other evidence of such filing (which may, for purposes of this Section 2.01, consist of telephone confirmation of such filing) to the Trustee as soon as practicable after the date of issuance of the related Certificates, and in the case of any continuation statements filed pursuant to this Section 2.01, as soon as practicable after receipt thereof by the Transferor. The foregoing transfer, assignment, set-over, grant and conveyance to the Trust shall be made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such transfer, assignment, set-over, grant and conveyance shall be construed accordingly.

                  In connection with such transfer, the Transferor agrees, at its own expense, within 10 Business Days of the Initial Closing Date to indicate in its records that the Receivables created in the Accounts have been transferred to the Trust. In addition, the Transferor agrees to cause each of DNB and Mercantile within 10 Business Days of the Initial Closing Date to (a) indicate in the Pool Index File that Receivables created in connection with the Accounts as of the Initial Closing Date have been transferred to the Trust pursuant to this Agreement for the benefit of the Certificateholders by so identifying such Accounts in the Pool Index File, and (b) deliver to the Trustee an Account List, setting forth the Receivables balance as of the Cut Off Date. Such Account List shall be marked as Schedule 1 to this Agreement, delivered to the Trustee as confidential and proprietary, and is hereby incorporated into and made a part of this Agreement. The Transferor agrees to cause each of DNB and Mercantile not to alter the file designation in the Pool Index File with respect to any Account during the term of this Agreement unless and until such Account becomes a Removed Account. The Transferor shall, and shall cause each of DNB and Mercantile, prior to the sale or transfer to a third party of any receivable which it owned or serviced, examine its computer and other records to determine that such receivable is not a Receivable.

                  The parties intend that the transfer shall constitute a sale, but if, and to the extent that, such transfer is held by a court of competent jurisdiction not to be a sale, the Transferor shall be deemed hereunder to have granted, and does hereby so grant, to the Trustee a first priority perfected security interest in all of the Transferor's right, title and interest in, to and under the Receivables now existing and hereafter created and arising in connection with the Accounts, all payments on such Receivables received after the Cut Off Date, including all Finance Charge Receivables, all Insurance Proceeds relating thereto and all proceeds thereof and Investor Accounts and that this Agreement shall constitute a security agreement under applicable law.

                  Pursuant to the request of the Transferor, the Trustee shall cause Certificates in authorized denominations evidencing the entire interest in the Trust to be duly authenticated and delivered to or upon the order of the Transferor pursuant to Section 6.02.

                  Section 2.02. Acceptance by Trustee. (a) The Trustee hereby acknowledges its acceptance, on behalf of the Trust, of all right, title and interest previously held by the Transferor in, to and under the Receivables now existing and hereafter created and arising in connection with the Accounts, all moneys due or to become due with respect thereto, including all Finance Charge Receivables, all proceeds of such Receivables, Insurance Proceeds relating to such Receivables, and the proceeds thereof, and declares that it shall maintain such right, title, and interest, upon the Trust herein set forth, for the benefit of all Certificateholders. The Trustee further acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, the Master Servicer delivered to the Trustee the Account List.

                  (b) The Trustee hereby agrees not to disclose to any Person any Account Information contained in any Account Lists delivered to the Trustee pursuant to this Agreement except as is required in connection with the performance of its duties hereunder or in enforcing the rights of the Certificateholders or to a Successor Master Servicer appointed pursuant to
Section 10.02 or as mandated pursuant to any Requirement of Law applicable to the Trustee. The Trustee agrees (i) to take such measures as shall be reasonably requested by the Transferor or the Master Servicer to protect and maintain the security and confidentiality of Account Information, and, in connection therewith, shall allow the Transferor and the Master Servicer to inspect the Trustee's security and confidentiality arrangements from time to time during normal business hours; and (ii) not to use any of the Account Information to compete, directly or indirectly, with DNB or Mercantile. If the Trustee is required by law to disclose any Account Information, the Trustee shall provide the Transferor and the Master Servicer with prompt written notice, unless such notice is prohibited by law, of such requirement so that the Transferor and the Master Servicer may request a protective order or other appropriate remedy. The Trustee shall make best efforts to provide the Transferor and the Master Servicer with written notice no later than five Business Days prior to any disclosure pursuant to this subsection 2.02(b).

                  (c) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement. Neither the Trust nor the Trustee accepts any duty or obligation of the Transferor hereunder to any Person, including, but not limited to, any duty or obligation to any Obligor.

                  Section 2.03. Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Trust as of the Initial Closing Date, each Closing Date, each Removal Date and each Addition
Date:

                  (a) Organization and Good Standing. The Transferor is a business trust duly organized and validly existing in good standing under the laws of the State of Delaware and has full trust power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and to execute and deliver to the Trustee the Certificates pursuant hereto;

                  (b) Due Qualification. The Transferor is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct business, and has obtained all necessary licenses and approvals with respect to the Transferor required under federal and Delaware law; provided, however, that no representation or warranty is made with respect to any qualifications, licenses or approvals which the Trustee would have to obtain to do business in any state in which the Trustee seeks to enforce any Receivable;

                  (c) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Transferor, enforceable against the Transferor in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors rights in general, and (ii) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                  (d) Due Authorization. The execution and delivery of this Agreement and the execution and delivery to the Trustee of the Certificates by the Transferor and the consummation of the transactions provided for in this Agreement have been duly authorized by the Transferor by all necessary trust action on its part and this Agreement will remain, from the date of its execution, an official record of the Transferor;

                  (e) No Conflicts. The execution and delivery of this Agreement and the Certificates, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not materially conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Transferor is a party or by which it or any of its properties are bound;

                  (f) No Violation. The execution and delivery of this Agreement and the Certificates, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with or violate in any material way any Requirements of Law applicable to the Transferor;

                  (g) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Transferor, threatened against the Transferor before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or the Certificates, (iii) seeking any determination or ruling that, in the reasonable judgment of the Transferor, would materially and adversely affect the performance by the Transferor of its obligations under this Agreement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Certificates or (v) seeking to affect adversely the income tax attributes of the Trust;

                  (h) All Consents Required. All appraisals, authorizations, consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery by the Transferor of this Agreement and the Certificates, the performance by the Transferor of the transactions contemplated by this Agreement and the fulfillment of the terms hereof, have been obtained; provided, however, that no representation or warranty is made as to state securities or blue sky laws regarding the distribution of the Certificates; and

                  (i) Insolvency. No Insolvency Event has occurred, and the transfer of the Receivables by the Transferor to the Trust has not been made in anticipation of the occurrence of an Insolvency Event.

                  The representations and warranties set forth in this Section
2.03 shall survive the transfer and assignment of the respective Receivables to the Trust, and termination of the rights and obligations of the Master Servicer pursuant to Section 10.01. Unless specified otherwise in the related Supplement, the Transferor hereby represents and warrants to the Trust, with respect to any Series of Certificates as of the related Closing Date, that the representations and warranties of the Transferor set forth in this Section 2.03 are true and correct as of such Closing Date (for the purposes of such representations and warranties, "Certificates" shall mean the Certificates issued on the related Closing Date). Upon discovery by a Responsible Officer of the Transferor, the Master Servicer or the Trustee of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

                  Section 2.04. Representations and Warranties of the Transferor Relating to the Accounts and the Receivables; Ineligible Receivables; Reassignment.

                  (a) Representations and Warranties. The Transferor hereby represents and warrants to the Trust that:

                           (i)   Sale or Security Interest. This Agreement
constitutes either:

                                 (A) a valid transfer, assignment, set-over and
conveyance to the Trust of all right, title and interest of the Transferor in, to and under the Receivables now existing and hereafter created and arising in connection with the Accounts, and all proceeds of such Receivables and Insurance Proceeds relating thereto, and such Receivables and all proceeds thereof and Insurance Proceeds relating thereto will be held by the Trust free and clear of any Lien of any Person claiming through or under the Transferor or any of its Affiliates; or

                                 (B) a grant of a security interest (as defined
in the UCC) in such property to the Trust, which is enforceable with respect to the existing Receivables, the proceeds thereof and Insurance Proceeds relating thereto upon execution and delivery of this Agreement, and which will be enforceable with respect to Receivables hereafter created, the proceeds thereof and Insurance Proceeds relating thereto, upon such creation. If this Agreement constitutes the grant of a security interest to the Trust in such property, upon the filing of the financing statement described in Section 2.01 and in the case of the Receivables hereafter created and proceeds thereof and Insurance Proceeds relating thereto, upon such creation, the Trust shall have a first priority perfected security interest in such property (subject to Section 9-306 of the UCC). Neither the Transferor nor any Person claiming through or under the Transferor shall have any claim to or interest in any Investor Account or any Series Account, except for the Transferor's rights, if any, to receive interest accruing on, and investment earnings in respect of, any Investor Account as provided in this Agreement (or, if applicable, any Series Account as provided in any Supplement) and, if this Agreement constitutes the grant of a security interest in such property, except for the interest of the Transferor in such property as a debtor for purposes of the UCC and the interests of the Transferor as Holder of the Exchangeable Transferor Certificate.

                           (ii)  Eligible Accounts. As of the Cut Off Date, each
existing Account was an Eligible Account and no selection procedures adverse to the Investor Certificateholders have been employed in selecting the Accounts from among the Eligible Accounts in the Bank Portfolio;

                           (iii) Eligible Receivables. (A) As of the Initial
Closing Date, each Receivable in an existing Account is an Eligible Receivable;

                                 (B) As of the Initial Closing Date, each
existing Receivable has been conveyed to the Trust (1) free and clear of any Lien of any Person claiming through or under the Transferor or any of its Affiliates and (2) in compliance, in all material respects, with all Requirements of Law applicable to the Transferor;

                                 (C) As of the Initial Closing Date, with
respect to each existing Receivable, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Transferor, DNB or Mercantile in connection with the conveyance of such Receivable to the Trust have been duly obtained, effected or given and are in full force and effect;

                                 (D) On each day on which any new Receivable is
created, the Transferor shall be deemed to represent and warrant to the Trust that (1) each Receivable created on such day is an Eligible Receivable and has been conveyed to the Trust free and clear of any Lien of any Person claiming through or under the Transferor or any of its Affiliates, and in compliance, in all material respects, with all Requirements of Law applicable to the Transferor, (2) all consents, licenses, approvals or authorizations of or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Transferor, DNB or Mercantile in connection with the conveyance of each such Receivable to the Trust have been duly obtained, effected or given and are in full force and effect and (3) the representations and warranties set forth in subsection 2.04(a)(i) are true and correct on such day as if made on such day; and

                                 (E) As of the date of delivery to the Trustee,
Schedule 1 to this Agreement is, and as of any Removal Date, Schedule 1 will be amended to be, an accurate and complete listing in all material respects of all the Accounts, and the information contained in Schedule 1 with respect to the identity of such Accounts and the Receivables existing thereunder is, as of the Initial Closing Date, and will be, as of each Removal Date, true and correct in all material respects. Prior to the date on which the Trustee receives a copy of
Schedule 1, each account shall be marked by DNB and Mercantile as sold to the Trust.

                  (b) Notice of Breach. The representations and warranties set forth in Section 2.04(a) shall survive the transfer and assignment of the Receivables to the Trust. Upon discovery by a Responsible Officer of the Transferor, the Master Servicer or the Trustee of a material breach of any of the representations and warranties set forth in Section 2.04(a), the party discovering such breach shall give prompt written notice to the other parties. The Transferor agrees to cooperate with the Master Servicer and the Trustee in attempting to cure any such breach.

                  (c) Transfer of Ineligible Receivables.

                           (i)   Automatic Removal. If a breach exists with
respect to a Receivable of any representations and warranties set forth in subsection 2.04(a)(i), or if a Receivable is not an Eligible Receivable due to a breach of clause (d) of the definition of Eligible Receivable, and any of the following occurs:

                                 (A) as a result of such breach such Receivable
becomes a Defaulted Account or the Trust's rights in, to or under such Receivable or its proceeds are impaired or the proceeds of such Receivable are not available for any reason to the Trust free and clear of any Lien;

                                 (B) a Lien upon the Receivable arises in favor
of the United States of America or any State or any agency or instrumentality thereof and involves taxes or liens arising under Title IV of ERISA or has been consented to by the Transferor, DNB or Mercantile; or

                                 (C) the unsecured short-term debt of Dillard's
is not rated at least P-1 by Moody's and a Lien upon the subject Receivable ranks prior to the Lien created pursuant to this Agreement;

                           then, upon the earlier to occur of the discovery of
such breach by the Transferor or receipt by the Transferor of written notice of such breach given by the Trustee or the Master Servicer, all Receivables in the related Account shall become Ineligible Receivables and shall be automatically removed from the Trust pursuant to subsection 2.04(c)(iii).

                           (ii) Removal After Cure Period. If a breach of any of
the representations and warranties set forth in subsection 2.04(a)(iii) exists other than a breach described in clause (c)(i) above, and as a result of such breach the related Account becomes a Defaulted Account or the Trust's rights in, to or under the Receivable or its proceeds are impaired or the proceeds of such Receivable are not available for any reason to the Trust free and clear of any Lien, then upon the expiration of 60 days (or such longer period as may be agreed by the Trustee in its sole discretion, but in no event later than 150 days) from the earlier to occur of the discovery of any such event by the Transferor or receipt by the Transferor of written notice of any such event given by the Trustee or the Master Servicer, the Receivables in the related Account shall become Ineligible Receivables and shall be removed from the Trust pursuant to subsection 2.04(c)(iii); provided, however, that no such removal shall be required to be made if, on any day within such applicable period, such representations and warranties with respect to such Receivable shall then be true and correct in all material respects as if such Receivable had been created on such day.

                           (iii) Reassignment; Procedures for Removal. The
Transferor shall accept reassignment of any Ineligible Receivable by directing the Master Servicer to deduct the principal balance of such Ineligible Receivable from the Principal Receivables in the Trust and to decrease the Transferor Interest by such amount. Thereafter, such Ineligible Receivable shall not be included in the aggregate amount of Principal Receivables used to calculate any Investor Percentage, the Transferor Percentage or the Transferor Interest. If the exclusion of an Ineligible Receivable from the calculation of the Transferor Interest would cause the Transferor Interest to be reduced below the Minimum Transferor Interest or would otherwise not be permitted by law, the Transferor shall, prior to the next succeeding Distribution Date and, in any event, not later than 10 Business Days thereafter, make a deposit in the Excess Funding Account in immediately available funds equal to the amount by which the Transferor Interest would be reduced below the Minimum Transferor Interest. The portion of such deposit allocated to the Investor Certificates of each Series shall be distributed to the related Investor Certificateholders in the manner specified in Article IV, if applicable, on the Distribution Date relating to the Monthly Period in which such deposit is made.

                           Upon the reassignment to the Transferor of an
Ineligible Receivable, the Trust shall automatically and without further action be deemed to transfer, assign, set-over and otherwise convey to the Transferor, without recourse, representation or warranty, all right, title and interest of the Trust in, to and under such Ineligible Receivable, all moneys due or to become due with respect thereto, including all Finance Charge Receivables and all proceeds thereof and Insurance Proceeds relating thereto. The Trustee shall execute such documents and instruments of transfer or assignment and take other actions as shall reasonably be requested in writing by the Transferor to evidence the conveyance of such Ineligible Receivable pursuant to this subsection 2.04(c)(iii). The obligation of the Transferor set forth in this subsection 2.04(c)(iii), or the automatic removal of such Receivable from the Trust, as the case may be, shall constitute the sole remedy respecting any breach of the representations and warranties set forth in the above-referenced subsections with respect to such Receivable available to Certificateholders or the Trustee on behalf of Certificateholders.

                           (iv) Proceeds Held by Master Servicer. For purposes
of subsections 2.04(c)(i) and (ii) above, proceeds of a Receivable shall not be deemed to be impaired hereunder solely because such proceeds are held by the Master Servicer (if the Master Servicer is DNB, Mercantile or Dillard's) for more than the applicable period under Section 9-306(3) of the UCC.

                  (d) Reassignment of Trust Portfolio. If a breach of any of the representations and warranties set forth in subsection 2.04(a)(i) exists which has a material adverse effect on the Holders of the Investor Certificates, the Trustee shall at the direction of the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Aggregate Investor Interest, by notice given in writing to the Transferor, direct the Transferor to accept reassignment of all of the Principal Receivables by repayment of the amount specified as determined below within 60 days of such notice (or within such longer period as may be specified in such notice). The Transferor shall be obligated to accept reassignment of the Principal Receivables on a Reassignment Date specified by the Transferor and occurring within such applicable period on the terms and conditions set forth below; provided, however, that no such reassignment shall be required to be made if, at any time during such applicable period, the representations and warranties contained in subsection 2.04(a)(i) shall then be true and correct in all material respects.

                  On the Reassignment Date, the Transferor shall deposit in the Distribution Account or Series Account, as provided in the related Supplement, next day funds equal to the reassignment deposit amount for such Receivables for distribution to the Investor Certificateholders pursuant to Article XII. The reassignment deposit amount with respect to each Series, unless otherwise stated in the related Supplement, shall be equal to (i) the Investor Interest of such Series at the close of business on the last day of the Monthly Period preceding the month in which the Reassignment Date occurs, less the amount, if any, previously allocated for payment of, or paid as, principal to such Certificateholders on the Reassignment Date, plus (ii) an amount equal to all interest accrued but unpaid on the Investor Certificates of such Series at the applicable Certificate Rate through such last day, less the amount, if any, previously allocated for payment of, or paid as, interest to the Certificateholders of such Series on the Reassignment Date. Payment of the reassignment deposit amount with respect to each Series, and all other amounts in the Distribution Account or the applicable Series Account in respect of the preceding Monthly Period shall be considered a prepayment in full of the Receivables represented by the Investor Certificates. On the Reassignment Date, the Receivables and all moneys due or to become due with respect thereto and all proceeds of the Receivables and Finance Charge Receivables and Insurance Proceeds relating thereto shall be released to the Transferor after payment of all amounts otherwise due hereunder on or prior to such date.

                  The Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be prepared by and as are reasonably requested by the Transferor to vest in the Transferor, or its designee or assignee, all right, title and interest of the Trust in and to the Receivables, all moneys due or to become due with respect thereto and all proceeds of the Receivables and Finance Charge Receivables and Insurance Proceeds relating thereto.

                  If the Trustee or the Investor Certificateholders give notice directing the Transferor to accept reassignment as provided above, the obligation of the Transferor to accept reassignment of the Receivables and pay the reassignment deposit amount pursuant to this subsection 2.04(d) shall constitute the sole remedy respecting a breach of the representations and warranties contained in subsection 2.04(a)(i) available to the Investor Certificateholders or the Trustee on behalf of the Investor Certificateholders.

                  Section 2.05. Covenants of the Transferor. The Transferor hereby covenants that:

                  (a) Receivables To Be Accounts or General Intangibles. It will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC) or to cause any Receivable to be anything other than an "account" or "general intangible" (as defined in the UCC) other than Receivables in Defaulted Accounts. Each Receivable shall be payable pursuant to a contract which does not create a Lien on any goods purchased thereunder;

                  (b) Security Interests. Except for the conveyances hereunder, it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether now existing or hereafter created, or any interest therein; the Transferor will immediately notify the Trustee of the existence of any Lien on any Receivable; and the Transferor shall defend the right, title and interest of the Trust in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Transferor;

                  (c) Credit Card Agreements and Account Guidelines. It will cause DNB and Mercantile to comply with and perform their obligations under the Credit Card Agreements relating to the Accounts, the Credit Card Guidelines except insofar as any failure to comply or perform would not materially and adversely affect the rights of the Trust or the Certificateholders hereunder or under the Certificates. Except as expressly provided in any Supplement, the Transferor may permit DNB and Mercantile to change the terms and conditions of the Credit Card Agreements or the Credit Card Guidelines in any respect (including, without limitation, the reduction of the required minimum monthly payment, the calculation of the amount, or the timing, of charge-offs and the Periodic Finance Charges and other fees to be assessed thereon) only if such change (i) would not, in the reasonable belief of DNB or Mercantile cause a Pay Out Event to occur, (ii) is made applicable to a substantial portion of the comparable segment of the revolving credit card accounts owned by DNB and Mercantile which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between DNB or Mercantile and an unrelated third party or by the terms of the Credit Card Agreements, and
(iii) such change would not materially and adversely affect the rights of the Trust or the Certificateholders hereunder or under the Certificates of any Series then-outstanding.

                  (d) Allocation of Collections. If the Transferor, DNB or Mercantile is unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section 9.02 or an order by any federal governmental agency having regulatory authority over the Transferor or any court of competent jurisdiction that the Transferor not transfer any additional Principal Receivables to the Trust) (i) the Transferor will allocate and pay to the Trust, after the date of such inability, all Collections with respect to Principal Receivables, and all amounts which would have constituted Collections with respect to Principal Receivables but for the inability to transfer such Receivables (up to an aggregate amount equal to the amount of Principal Receivables in the Trust on such date); (ii) it agrees to have such amounts applied as Collections in accordance with Article IV; and (iii) so long as all Collections and all amounts which would have constituted Collections are allocated and applied in accordance with clauses (i) and (ii) above, Principal Receivables (and all amounts which would have constituted Principal Receivables but for the inability to transfer Receivables to the Trust) that are written off as uncollectible in accordance with this Agreement shall continue to be allocated in accordance with Article IV, and all amounts that would have constituted Principal Receivables but for the Transferor's inability to transfer Receivables to the Trust shall be deemed to be Principal Receivables for the purpose of calculating (A) the applicable Investor Percentage with respect to any Series and (B) the Aggregate Investor Percentage thereunder.

                  If due to any Requirement of Law the Transferor, DNB or Mercantile is unable to allocate Collections as described above, the Transferor shall allocate, after the occurrence of such event, payments on each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account and to have such payments applied as Collections in accordance with Article IV.

                  The parties hereto agree that Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables that have been conveyed to the Trust, or that would have been conveyed to the Trust but for the above described inability to transfer such Receivables, shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Trust and Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV.

                  (e) Delivery of Collections. It will pay to the Master Servicer all payments received by the Transferor in respect of the Receivables as soon as practicable after receipt thereof by the Transferor.

                  (f) Conveyance of Accounts. It will not convey, assign, exchange or otherwise transfer the Accounts to any Person prior to the termination of this Agreement pursuant to Article XII; provided, however, that the Transferor shall not be prohibited hereby from conveying, assigning, exchanging or otherwise transferring the Accounts in connection with a transaction complying with the provisions of Section 7.02.

                  Section 2.06. Addition of Accounts. (a) On each date on which Accounts are originated or acquired by DNB or Mercantile, the Transferor shall automatically add such accounts as Accounts ("Additional Accounts"), the Receivables of which shall become property of the Trust; provided, that, unless written consent of each Rating Agency has been received, (i) all Accounts acquired by DNB or Mercantile and (ii) any Additional Accounts (other than Accounts referred to in clause (i)) in excess of the Maximum Addition Amount (collectively if such consents have not been received, the "Excluded Accounts"), shall not be included in any calculations made hereunder for any purpose, including, without limitation, for purposes of calculating the Average Principal Receivables, Default Amount, Defaulted Accounts, Eligible Accounts, Eligible Receivables, Net Portfolio Yield and Principal Receivables in the Trust.

                  (b) The Transferor agrees that in connection with any transfer of Receivables from Additional Accounts:

                           (i)   On a quarterly basis, the Transferor shall give
the Trustee, each Rating Agency and the Master Servicer written notice of all Additional Accounts which have been added to the Trust since the prior period, which notice shall specify the approximate aggregate amount of the Receivables transferred;

                           (ii)  in addition to the representations and
warranties set forth in Section 2.03, the Transferor shall represent and warrant that as of the related Addition Date in the case of clauses (A), (C) and (D) below and as of the delivery date of the supplemental Account List in the case of clause (B) below:

                                 (A) Except with respect to Excluded Accounts,
each Additional Account is an Eligible Account, and each Receivable in such Additional Account, is an Eligible Receivable;

                                 (B) the supplemental Account List provided
pursuant to (i) above is an accurate and complete listing in all material respects of all Additional Accounts included as Accounts as of such date and the information contained therein with respect to the identity of such Additional Accounts and the Receivables existing thereunder is true and correct in all material respects,

                                 (C) As of the Addition Date, each existing
Receivable in the related Additional Accounts has been conveyed to the Trust free and clear of any Lien of any Person claiming through or under the Transferor or any of its Affiliates and in compliance, in all material respects, with all Requirements of Law applicable to the Transferor; and

                                 (D) As of the Addition Date, with respect to
each existing Receivable in the related Additional Accounts, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Transferor in connection with the conveyance of such Receivable to the Trust have been duly obtained, effected or given and are in full force and effect.

                  Section 2.07. Removal of Accounts by Transferor. (a) Subject to the conditions set forth below, the Transferor may, but shall not be obligated to, designate Accounts as Removed Accounts and the related Receivables deleted and removed from the Trust; provided, however, that the Transferor shall not make more than one such designation in any one Monthly Period. On or before the related Removal Notice Date relating to the proposed Removal Date on which the Receivables in the designated Removed Accounts will be reassigned by the Trustee to the Transferor, the Transferor shall give the Trustee and the Master Servicer written notice that the Receivables from such Removed Accounts are to be reassigned to the Transferor.

                  (b) The Transferor shall be permitted to designate and require reassignment to it of the Receivables from Removed Accounts only upon satisfaction of the following conditions:

                           (i)   the removal of any Receivables of any Removed
Accounts on any Removal Date shall not, in the reasonable belief of the Transferor, (a) cause a Pay Out Event to occur; provided, however, that for the purposes of this subsection 2.07(b)(i), the Receivables of each Removed Account shall be considered to have been removed as of the Removal Date, (b) cause the Transferor Interest to be less than the Minimum Transferor Interest on such Removal Date, or (c) result in the failure to make any payment specified in the related Supplement with respect to any Series;

                           (ii)  on or prior to the Removal Date, the Transferor
shall have delivered to the Trustee for execution a written assignment in substantially the form of Exhibit G (the

"Reassignment") and, within five Business Days thereafter, the Transferor shall have delivered to the Trustee a computer file or microfiche list containing a true and complete list of all Removed Accounts identified by account number and the aggregate amount of the Receivables in such Removed Accounts as of the Removal Date, which computer file or microfiche list shall as of the Removal Date modify and amend and be made a part of this Agreement;

                           (iii) the Transferor shall represent and warrant that
no selection procedures believed by the Transferor to be materially adverse to the interests of the Certificateholders were utilized in selecting the Removed Accounts;

                           (iv) on or before the tenth Business Day prior to the
proposed Removal Date, each Rating Agency shall have received notice of such proposed removal of the Receivables of such Accounts and the Transferor shall have received notice prior to the Removal Date from each Rating Agency that the Rating Agency Condition is satisfied; and

                           (v)   the Transferor shall have delivered to the
Trustee an Officer's Certificate confirming the items set forth in clauses (i) through (iv) above. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

                  Upon satisfaction of the above conditions, the Trustee shall execute and deliver the Reassignment to the Transferor, and the Receivables from the Removed Accounts shall no longer constitute a part of the Trust.

                  Section 2.08. Discount Option Receivables. (a) The Transferor shall have the option to designate a percentage (the "Discount Percentage") of the Receivables in all or certain of the Accounts created on and after such date of designation to be treated as Finance Charge Receivables ("Discount Option Receivables") in accordance with the provisions of this Section 2.08. The Discount Percentage shall not apply to Finance Charges, or any other fees and charges (other than Insurance Proceeds) or to Receivables in or recoveries of Defaulted Accounts. The Discount Percentage may be fixed or variable and shall not exceed 2.00%.

                  (b) Discount Option Receivables shall be considered Finance Charge Receivables for all purposes hereunder, including for the purposes of allocating Collections pursuant to Article IV.

                  (c) The Transferor shall have the option to increase the Discount Percentage to a percentage not greater than 2.00%, to reduce the Discount Percentage, to apply the Discount Percentage to Receivables created in Accounts not previously subject to the Discount Percentage and to cease to apply the Discount Percentage to Receivables created in Accounts previously subject to the Discount Percentage; provided however, that the Transferor shall not change any existing Discount Option Receivables into Principal Receivables and the Transferor shall not increase the Discount Percentage during any Rapid Amortization Period or if such increase would cause the Principal Receivables in the Trust to be less than the Minimum Aggregate Principal Receivables.

                  (d) The Transferor shall provide to the Master Servicer, the Trustee and each Rating Agency 30 days' prior written notice of any designation, increase or reduction of the Discount Percentage, and such designation, increase or reduction shall become effective on the date specified in such notice unless such designation, increase or reduction in the reasonable belief of the Transferor would cause a Pay Out Event, or an event which, with notice or the lapse of time or both, would constitute a Pay Out Event, to occur; provided, however, that the Rating Agency Condition shall have been satisfied.


                                   ARTICLE III

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

                  Section 3.01. Acceptance of Appointment and Other Matters Relating to the Master Servicer. (a) DNB agrees to act as the Master Servicer under this Agreement. The Investor Certificateholders of each Series by their acceptance of the related Certificates consent to DNB's acting as Master Servicer.

                  (b) The Master Servicer shall service and administer the Receivables and shall collect payments due under the Receivables in accordance with its customary and usual servicing procedures for servicing credit card receivables comparable to the Receivables and in accordance with the Credit Card Guidelines and shall have full power and authority acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable.

                  Without limiting the generality of the foregoing and subject to Section 10.01, the Master Servicer is hereby authorized and empowered (i) to direct the Trustee to make withdrawals from any Investor Account or Series Account to the extent and as set forth in this Agreement and the applicable Supplement, (ii) unless such power and authority is revoked by the Trustee due to the existence of a Master Servicer Default pursuant to Section 10.01, to instruct the Trustee to make withdrawals and payments, from the Finance Charge Account, the Principal Account and any Series Account, in accordance with such instructions as set forth in this Agreement, (iii) unless such power and authority is revoked by the Trustee due to the existence of a Master Servicer Default pursuant to Section 10.01, to instruct the Trustee in writing, as set forth in this Agreement, (iv) to execute and deliver, on behalf of the Trust for the benefit of the Certificateholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the Delinquency of any Receivable and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Receivables and (v) to make any filings, reports, notices, applications, registrations with, and to seek any consents or authorizations from the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any federal or state securities or reporting requirements.

                  The Trustee agrees that it shall promptly follow the written instructions of the Master Servicer to withdraw funds from the Principal Account, the Finance Charge Account or any Series Account and to take any action required under any Enhancement at such time as required under this Agreement. The Trustee shall execute at the Master Servicer's written request such documents prepared by the Transferor and acceptable to the Trustee as may be necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder.

                  (c) If the Transferor, DNB or Mercantile is unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section 9.02 or the order of any federal governmental agency having regulatory authority over the Transferor, DNB or Mercantile or any court of competent jurisdiction that the Transferor, DNB or Mercantile not transfer any additional Principal Receivables to the Trust), the Master Servicer shall make all allocations as required by Section 2.05(d) hereof.

                  (d) The Master Servicer shall not be obligated to use servicing procedures, offices, employees or accounts for servicing the Receivables separate from the procedures, offices, employees and accounts used by the Master Servicer in connection with servicing other credit card receivables.

                  (e) The Master Servicer shall maintain fidelity bond coverage insuring against losses through wrongdoing of its officers and employees who are involved in the servicing of credit card receivables covering such actions and in such amounts as the Master Servicer believes to be reasonable from time to time.

                  (f) The relationship of the Master Servicer (and of any successor to the Master Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent of the Trustee.

                  Section 3.02. Servicing Compensation. (a) As compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in this Section, the Master Servicer shall be entitled to receive a "Monthly Servicing Fee" in respect of any Monthly Period or portion thereof prior to the termination of the Trust pursuant to Section 12.01. The Monthly Servicing Fee shall equal the sum of (i) the aggregate amount of Monthly Investor Servicing Fees with respect to each Series then outstanding and (ii) the Monthly Transferor Servicing Fee.

                  (b) Unless otherwise provided in the related Supplements, the share of the Monthly Investor Servicing Fee allocable to each Series of Investor Certificateholders with respect to any Monthly Period (or portion thereof) shall be payable to the Master Servicer in arrears on the related Distribution Date pursuant to Article IV and, unless otherwise provided in the related Supplement, shall be equal to one-twelfth of the product of (a) the applicable Series Servicing Fee Percentage per annum and (b) the Investor Interest of such Series as of the last day of the Monthly Period.

                  The share of the Monthly Transferor Servicing Fee shall be equal to one-twelfth of the product of (a) the Transferor Interest and (b) the weighted average of the Series Servicing Fee Percentages with respect to each Series of Investor Certificates then outstanding. The Monthly Transferor Servicing Fee is payable in arrears no later than the last Transfer Date with respect to any Series occurring in a Monthly Period.

                  The Monthly Transferor Servicing Fee and, unless otherwise provided in a Supplement, each Monthly Investor Servicing Fee, shall be calculated on the basis of actual days elapsed and a year of 365 days or 366 days, as the case may be. The compensation payable to the Master Servicer hereunder, including the Monthly Servicing Fee, may not be transferred except to a Successor Master Servicer.

                  (c) The Master Servicer's expenses include the amounts due to the Trustee pursuant to Section 11.05, the reasonable fees and disbursements of independent public accountants and all other expenses incurred by the Trust or by the Master Servicer in connection with its activities hereunder. The Master Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than from the Monthly Servicing Fee; provided, however, that the Master Servicer shall not be liable for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation any federal, state or local income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith).

                  Section 3.03. Representations and Warranties of the Master Servicer. DNB hereby makes, as of the date hereof, the following representations and warranties:

                  (a) Organization and Good Standing. The Master Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and has full power, authority and legal right to own its properties and conduct its credit card business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

                  (b) Due Qualification. The Master Servicer is not required to qualify nor register as a foreign corporation in any state in order to service the Receivables as required by this Agreement, other than such states as to which the Master Servicer has so qualified or failure to so qualify would not have a material adverse effect on the Master Servicer's ability to perform its obligations hereunder, and has obtained all licenses and approvals necessary in order to so service the Receivables as required under federal and Arizona law.

                  (c) Due Authorization. The execution, delivery and performance of this Agreement have been duly authorized by the Master Servicer by all necessary corporate action on the part of the Master Servicer and this Agreement will remain, from the time of its execution, an official record of the Master Servicer.

                  (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Master Servicer, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights in general and the rights of creditors of national banking associations.

                  (e) No Violation. The execution and delivery of this Agreement by the Master Servicer, and the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to the Master Servicer, will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law applicable to the Master Servicer or any indenture contract, agreement, mortgage, deed of trust or other instrument to which the Master Servicer is a party or by which it is bound.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Master Servicer, threatened against the Master Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, seeking any determination or ruling that, in the reasonable judgment of the Master Servicer, would materially and adversely affect the performance by the Master Servicer of its obligations under this Agreement, or seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.

                  (g) Compliance With Requirements of Law. The Master Servicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable and the related Account, will maintain in effect all qualifications required under Requirements of Law in order to service properly each Receivable and the related account and will comply in all material respects with all other Requirements of Law in connection with servicing each Receivable and the related Account, the failure to comply with which would have a material adverse effect on the Certificateholders or any Enhancement Provider.

                  Section 3.04. Reports and Records for the Trustee.

                  (a) Daily Reports. On each Business Day, the Master Servicer, with prior notice, shall prepare and make available at the office of the Master Servicer for inspection by the Trustee a record setting forth (i) the aggregate amount of Collections processed by the Master Servicer on the preceding Business Day and (ii) the aggregate amount of Receivables as of the close of business on the preceding Business Day.

                  (b) Monthly Master Servicer's Certificate. Unless otherwise stated in the related Supplement with respect to any Series, on each Determination Date the Master Servicer shall forward, as provided in Section 13.05, to the Trustee, the Paying Agent, any Enhancement Provider and each Rating Agency, a Monthly Master Servicer's Certificate setting forth the information required by the related Supplement.

                  Section 3.05. Annual Master Servicer's Certificate. On or before March 31 of each calendar year, beginning with March 31, 1999, the Master Servicer will deliver to the Trustee, any Enhancement Provider and each Rating Agency, an Officer's Certificate substantially in the form of Exhibit C stating that (a) a review of the activities of the Master Servicer during the twelve-month period ending on December 31 of the prior year, and of its performance under this Agreement was made under the supervision of the officer signing such certificate, and (b) to the best of such officer's knowledge based on such review, the Master Servicer has fully performed all its obligations under this Agreement throughout such period, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

                  Section 3.06. Annual Independent Accountants' Servicing Report. (a) On or before March 31 of each calendar year, beginning with March 31, 1999, the Master Servicer shall cause a firm of nationally recognized independent certified public accountants (who may also render other services to the Master Servicer, DNB, Mercantile or the Transferor) to furnish a report to the Trustee, any Enhancement Provider and each Rating Agency, to the effect that such firm has made a study and evaluation, in accordance with generally accepted auditing standards, of the Master Servicer's internal accounting controls, relative to the servicing of Accounts under this Agreement, and that, on the basis of such study and evaluation, such firm is of the opinion (assuming the accuracy of any reports generated by the Master Servicer's third party agents) that the system of internal accounting controls in effect on the date set forth in such report, relating to servicing procedures performed by the Master Servicer, taken as a whole, was sufficient for the prevention and detection of errors and irregularities in amounts that would be material to the financial statements of the Master Servicer and that such servicing was conducted in compliance with the Sections of this Agreement during the period covered by such report (which shall be the period from January 1 to and including December 31 of the preceding calendar year), except for such exceptions, errors or irregularities as such firm shall believe to be immaterial to the financial statements of the Master Servicer and such other exceptions, errors or irregularities as shall be set forth in such report. Unless otherwise provided with respect to any Series in the related Supplement, a copy of such report may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

                  (b) On or before March 31 of each calendar year, beginning with March 31, 1999, the Master Servicer shall cause a firm of nationally recognized independent certified public accountants (who may also render other services to the Master Servicer, DNB, Mercantile or the Transferor) to furnish a report, prepared using generally accepted auditing standards, to the Trustee and each Rating Agency to the effect that they have compared the mathematical calculations of each amount set forth in the monthly certificates forwarded by the Master Servicer pursuant to subsection 3.04(b) during the period covered by such report (which shall be the period from January 1 of the preceding calendar year to and including December 31 of such calendar year) with the Master Servicer's computer reports which were the source of such amounts and that on the basis of such comparison, such firm is of the opinion that such amounts are in agreement, except for such exceptions as it believes to be immaterial to the financial statements of the Master Servicer and such other exceptions as shall be set forth in such report. A copy of such report may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

                  Section 3.07. Tax Treatment. The Transferor has structured this Agreement and the Investor Certificates with the intention that the Investor Certificates will qualify under applicable federal, state, local and foreign tax law as indebtedness of the Transferor. The Transferor, the Master Servicer, the Holder of the Exchangeable Transferor Certificate (and any Person acquiring an interest in the Exchangeable Transferor Certificate), each Investor Certificateholder, and each Certificate Owner, agree to treat and to take no action inconsistent with the treatment of the Investor Certificates (or beneficial interest therein) as indebtedness for all federal, state, local and foreign tax purposes. Each Investor Certificateholder and the Holder of the Exchangeable Transferor Certificate (and any Person acquiring an interest in the Exchangeable Transferor Certificate), by acceptance of its Certificate and each Certificate Owner, by acquisition of a beneficial interest in a Certificate, agree to be bound by the provisions of this Section 3.07. Each Certificateholder agrees that it will cause any Certificate Owner (and any Person acquiring an interest in the Exchangeable Transferor Certificate) acquiring an interest in a Certificate through it to comply with this Agreement as to treatment as indebtedness under applicable tax law, as described in this Section 3.07. The Transferor agrees that it shall not file a tax return on behalf of the Trust or apply for a taxpayer identification number for the Trust except in compliance with a directive or order from a Governmental Authority requiring such action to be taken. Each party hereto agrees that it will not make the election provided for in Treas. Reg. ss. 301.7701-3(c).

                  Section 3.08. Notices to the Transferor. If DNB is no longer the Master Servicer, any Successor Master Servicer appointed pursuant to Section
10.02 shall deliver or make available to the Transferor each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to Sections 3.04, 3.05 and 3.06.

                  Section 3.09. Sub-Servicing.

                  The Master Servicer may appoint any Affiliate as a sub-servicer (each, a "Sub-Servicer") hereunder, provided, however, that such appointment shall not relieve the Master Servicer of its duties hereunder. Each duly appointed Sub-Servicer is hereby authorized to take any action which is authorized to be taken by the Master Servicer hereunder. The Master Servicer hereby appoints each of Mercantile, Mercantile Credit Corporation and Dillard's as a Sub-Servicer hereunder.

                  Any amounts received by a Sub-Servicer in respect of a Receivable shall be deemed to have been received by the Master Servicer whether or not actually received by it. The Master Servicer shall supervise, monitor and oversee the servicing of the Receivables by the Sub-Servicers and the performance by the Sub-Servicers of all services, duties, responsibilities and obligations that are to be observed or performed by the Sub-Servicers. Upon the termination or resignation of the Master Servicer in accordance with the terms hereof, the services, duties, responsibilities and obligations of the Sub-Servicers hereunder shall be terminated. As compensation for the performance of its obligations as a Sub-Servicer under this Agreement, each Sub-Servicer shall be entitled to receive a fee from the Master Servicer in such amounts as shall be separately agreed between the Master Servicer and such Sub-Servicer.

                                   ARTICLE IV

                   RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION
                         AND APPLICATION OF COLLECTIONS

                  Section 4.01. Rights of Certificateholders. Each Series of Investor Certificates shall represent Undivided Interests in the Trust, including the benefits of any Enhancement issued with respect to such Series and the right to receive the Collections and other amounts at the times and in the amounts specified in this Article IV (as supplemented by the Supplement related to such Series) to be deposited in the Investor Accounts or to be paid to the Investor Certificateholders of such Series; provided, however, that the aggregate interest represented by such Certificates at any time in the Principal Receivables shall not exceed an amount equal to the Investor Interest at such time.

                  The Exchangeable Transferor Certificate shall represent the remaining Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in this
Article IV (as supplemented by the Supplement related to such Series) to be paid to the Holder of the Exchangeable Transferor Certificate; provided, however, that the aggregate interest represented by such Exchangeable Transferor Certificate at any time in the Principal Receivables shall not exceed the Transferor Interest at such time and such Certificate shall not represent any interest in the Investor Accounts, except as provided in this Agreement, or the benefits of any Enhancement issued with respect to any Series.

                  Section 4.02. Establishment of Accounts.

                  (a) The Collection Account. The Master Servicer, for the benefit of the Certificateholders, shall establish and maintain, or shall cause to be established and maintained, with a Qualified Institution in the name of the Trustee, on behalf of the Trust, a non-interest-bearing segregated trust account (the "Collection Account"). The Collection Account will bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Certificateholders. Pursuant to authority granted to it pursuant to subsection 3.01(b), the Master Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Collection Account for the purposes of carrying out its duties hereunder. The Master Servicer is hereby authorized to direct the Trustee to withdraw from the Collection Account any funds not required by this Agreement to be deposited into the Collection Account.

                  (b) The Finance Charge Account and the Principal Account.
The Trustee shall establish and maintain with a Qualified Institution in the name of the Trust two segregated trust accounts (designated as the "Finance Charge Account" and the "Principal Account," respectively), each bearing a designation clearly indicating that the funds therein are held for the benefit of the Investor Certificateholders. The Principal Account and the Finance Charge Account may be subaccounts of the Collection Account. The Trustee shall have sole control over and possess all right, title and interest in all funds on deposit from time to time in the Finance Charge Account and the Principal Account and in all proceeds thereof in trust for the benefit of the Investor Certificateholders.

                  Pursuant to authority granted to it hereunder, the Master Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Finance Charge Account and Principal Account for the purpose of carrying out the Master Servicer's duties hereunder. The Trustee at all times shall maintain accurate records reflecting each transaction in the Principal Account and the Finance Charge Account.

                  (c) The Distribution Account. The Trustee, for the benefit of the Investor Certificateholders of each Series, shall cause to be established and maintained in the name of the Trust with a Qualified Institution, a segregated trust account (the "Distribution Account") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Investor Certificateholders. The Trustee shall have sole control over and possess all right, title and interest in all funds on deposit from time to time in the Distribution Account and in all proceeds thereof.

                  (d) Administration of Collection Account, Principal Account and Finance Charge Account. Funds on deposit in the Principal Account and the Finance Charge Account shall, to the extent reasonably practicable, be invested in Permitted Investments at the direction of the Transferor. Funds on deposit in the Collection Account may, at the written direction of the Transferor, be invested in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal on or prior to the first Transfer Date following the Monthly Period in which such funds were processed for collection.

                  The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities evidencing the Permitted Investments described in clause (a) of the definition thereof from the time of purchase thereof until the time of sale or maturity; provided, that no such investment shall be disposed of prior to its maturity date. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Collection Account, the Principal Account and the Finance Charge Account shall be remitted on a monthly basis to the Master Servicer. For purposes of determining the availability of funds or the balances in the Collection Account, the Finance Charge Account and the Principal Account for any reason under this Agreement, no investment earnings on such funds shall be deemed to be available or on deposit.

                  (e) Excess Funding Account. The Trustee, for the benefit of the Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Trustee on behalf of the Trust, with a Qualified Institution, a segregated trust account, which may be a subaccount of the Collection Account, (the "Excess Funding Account"). The Excess Funding Account will bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders, and the Trustee shall have sole dominion and control over and possess all right, title and interest in all funds on deposit from time to time in the Excess Funding Account and in all proceeds thereof.

                  The Master Servicer may instruct the Trustee to make withdrawals and payments from the Excess Funding Account for the purposes of carrying out the Master Servicer's or the Trustee's duties hereunder.

                  At the written direction of the Transferor, funds on deposit in the Excess Funding Account shall be invested by the Trustee in Permitted Investments, selected by the Transferor, that will mature so that funds will be available at the close of business on the next Business Day. All such Permitted Investments shall be held by the Trustee for the benefit of the Investor Certificateholders. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments.

                  On each Business Day, the Master Servicer shall determine the amount by which the Transferor Interest exceeds the Minimum Transferor Interest on such date and shall instruct the Trustee to withdraw any such excess from the Excess Funding Account on such day and pay such amount to the Holder of the Exchangeable Transferor Certificate.

                  On each Determination Date, the Master Servicer shall instruct the Trustee to withdraw on the next succeeding Distribution Date from the Excess Funding Account and apply all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account, for application as Collections of Finance Charge Receivables with respect to the Related Monthly Period. Interest (including reinvested interest) and other investment income and earnings on funds on deposit in the Excess Funding Account shall not be considered part of the Excess Funding Amount for purposes of this Agreement.

                  On each Determination Date on which one or more Series in a particular Group is in an Amortization Period, the Master Servicer shall determine the aggregate amount of Principal Shortfalls, if any, with respect to each Series in such Group (after giving effect to the allocation and payment provisions in subsection 4.03(e) and in the Supplement with respect to each such Series on the next succeeding Distribution Date), and the Master Servicer shall instruct the Trustee to withdraw such amount (up to the Excess Funding Amount) from the Excess Funding Account on the next succeeding Distribution Date and allocate such amount among each such Series in the applicable Group as Excess Principal Collections as specified in each related Supplement.

                  (f) Change of Accounts. If, at any time, the institution holding an account created under this Section ceases to be a Qualified Institution, the Trustee (or the Master Servicer on its behalf) shall within 10 Business Days establish a new account meeting the conditions specified above with a Qualified Institution and shall transfer any cash and/or any investments to such new account.

                  Section 4.03. Collections and Allocations of Collections, Master Servicer Credit Support.

                  (a) Deposit of Collections, Master Servicer Credit Support. The Master Servicer shall transfer all Collections as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day thereafter. Except as provided below, the Master Servicer shall deposit all such Collections in the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day thereafter. The Master Servicer shall allocate such amounts to each Series of Investor Certificates and to the Holder of the Exchangeable Transferor Certificate in accordance with this Article IV and shall cause the withdrawal of the required amounts from the Collection Account or pay such amounts to the Holder of the Exchangeable Transferor Certificate in accordance with this Article IV, in both cases as modified by any Supplement. The Master Servicer shall make such deposits or payments on the date indicated therein by wire transfer or as otherwise provided in the Supplement for any Series of Certificates with respect to such Series.

                  Notwithstanding anything in this Agreement to the contrary, unless otherwise stated in any Supplement, for so long as no Pay Out Event has occurred and is continuing and DNB is the Master Servicer hereunder, and (i) provides Master Servicer Credit Support to the Trustee covering collection and payment obligations of the Master Servicer acceptable to each Rating Agency, as evidenced by a letter from such Rating Agency, or (ii) Dillard's (for so long as DNB is wholly owned by Dillard's) has and maintains a long-term unsecured debt rating in one of the four highest categories assigned by each of Moody's and Standard & Poor's, or (iii) such other arrangement is made by the Master Servicer which is approved in writing by the Rating Agencies, the Master Servicer need not deposit Collections into the Collection Account as provided above, but may, from Collections transferred to the Transferor, make a single deposit in the Collection Account in immediately available funds equal to the aggregate amount of principal of and interest on the Investor Certificates that is due and payable on the Distribution Date not later than 10:00 a.m., New York Time, on the Transfer Date following the Related Monthly Period.

                  Subject to the express terms of any Supplement, but notwithstanding anything else in this Agreement to the contrary, with respect to any Monthly Period, whether the Master Servicer is required to make deposits of Collections pursuant to the first or second paragraph of this subsection 4.03(a), (A) the Master Servicer will only be required to deposit Collections into the Collection Account or Distribution Account, as applicable, up to the aggregate amount of Collections required to be deposited into any Series Account or, without duplication, distributed on or prior to the related Distribution Date to Investor Certificateholders or to any Enhancement Provider pursuant to the terms of any Supplement or agreement whereby the Enhancement is provided, and (B) if at any time prior to such Distribution Date the amount of Collections deposited in the Collection Account or Distribution Account exceeds the amount required to be deposited pursuant to clause (A) above, the Master Servicer will be permitted to withdraw the excess from the Collection Account or Distribution Account, as applicable for transfer to the Transferor. The Master Servicer shall give prompt written notice to the Trustee if either Moody's or Standard & Poor's reduces the long-term unsecured debt rating assigned to Dillard's below investment grade.

                  Prior to termination of any Master Servicer Credit Support, if on any Transfer Date the Master Servicer will not be making in full the remittances of Collections required to be made by the Master Servicer pursuant to this subsection 4.03(a), the Master Servicer shall by 10:00 a.m. (New York time) on such Transfer Date notify the Trustee of such failure pursuant to an Officer's Certificate certifying that such remittances will not be made in full and specifying the shortfall between the amount that is required to be remitted by the Master Servicer to the Distribution Account and the amount of funds that will actually be so remitted. The Trustee shall not later than 12:00 noon (New York time) on such Transfer Date draw on the Master Servicer Credit Support, if any, in accordance with the terms thereof, in the amount of such shortfall. The Trustee shall deposit into the Distribution Account the amount received from the issuer of the Master Servicer Credit Support in respect of such drawing. Amounts deposited by the Trustee pursuant to this section shall be deemed to constitute the Master Servicer remittances of Collections to the Distribution Account with respect to which the draw on the Master Servicer Credit Support was made.

                  If (1) a draw is made on the Master Servicer Credit Support or
(2) to the extent that Collections required to be deposited into the Collection Account or any Series Account equals or exceeds in the aggregate ninety percent (90%) of the amount of the Master Servicer Credit Support or such other higher percentage as agreed in writing by the Rating Agencies, the Master Servicer shall, commencing on the Distribution Date to which such draw relates, or the date on which Collections required to be deposited into the Collection Account in any Series Account equals or exceeds in the aggregate 90% of the Master Servicer Credit Support in such higher percentage as agreed in writing by the Rating Agencies, as applicable, remit Collections as required by the first paragraph of this subsection 4.03(a).

                  The Master Servicer Credit Support may be terminated by the Master Servicer at its sole option (x) upon fifteen Business Days' prior notice to the Trustee, each Rating Agency, the Transferor, the Enhancement Providers and the issuer of the Master Servicer Credit Support, and (y) upon delivery to the Trustee of an Officer's Certificate of the Master Servicer certifying that, as of the date the Master Servicer Credit Support terminates, all amounts which would have been required to be deposited into the Collection Account pursuant to
Section 4.03 had the Master Servicer Credit Support not been in effect shall have been so deposited. The Master Servicer shall, commencing on the date the Master Servicer Credit Support is terminated, remit Collections as required by
Section 4.03.

                  The Trustee shall surrender the Master Servicer Credit Support to the issuer thereof promptly following the earlier of the termination date under the Master Servicer Credit Support, the appointment of a Successor Master Servicer or the termination of the Trust.

                  (b) Allocations for the Exchangeable Transferor Certificate. Throughout the existence of the Trust, unless otherwise stated in any Supplement, the Master Servicer shall allocate to the Holder of the Exchangeable Transferor Certificate an amount equal to the product of (i) the Transferor Percentage and (ii) the aggregate amount of the Collections allocated to Principal Receivables and Finance Charge Receivables, respectively, in respect of each Monthly Period. Notwithstanding anything in this Agreement to the contrary, unless otherwise stated in any Supplement, the Master Servicer need not deposit this amount or any other amounts so allocated to the Exchangeable Transferor Certificate pursuant to any Supplement into the Collection Account and such amounts may be retained by the Holder of the Exchangeable Transferor Certificate.

                  (c) Adjustments for Miscellaneous Credits and Fraudulent Charges. The Master Servicer shall be obligated to reduce on a net basis each Monthly Period the aggregate amount of Principal Receivables used to calculate the Transferor Interest as provided in this subsection 4.03(c) (a "Credit Adjustment") with respect to any Principal Receivable (i) which was created in respect of merchandise refused or returned by the Obligor thereunder or as to which the Obligor thereunder has asserted a counterclaim or defense, (ii) which is reduced by the Master Servicer by any rebate, refund, charge-back or adjustment (including Master Servicer errors), or (iii) which was created as a result of a fraudulent or counterfeit charge. If the inclusion of the amount of a Credit Adjustment in the calculation of the Transferor Interest would cause the Transferor Interest to be an amount less than zero, upon written notice from the Master Servicer (if the Master Servicer is not DNB) the Transferor shall deposit, no later than the earlier of
(A) the Business Day following the Date of Processing of such Credit Adjustment, and (B) the last day of the Monthly Period in which such Date of Processing occurs, in the Excess Funding Account immediately available funds equal to the amount by which such Credit Adjustment exceeds the Transferor Interest on such Date of Processing.

                  Any amount deposited into the Excess Funding Account in connection with a Credit Adjustment shall be applied in accordance with Article IV and the terms of each Supplement. If the Transferor shall fail to deposit into the Excess Funding Account any amount required to be so paid pursuant to this Section 4.03 or subsection 2.04(c)(iii) (an "Adjustment Amount"), and shall not have subsequently paid such Adjustment Amount, no Collections of Principal Receivables allocable to the Investor Certificates shall be distributed or otherwise released to the Transferor hereunder, but shall instead be deposited in the Excess Funding Account until the full Adjustment Amount has been deposited. In addition, if the Transferor repurchases the Receivables or the Certificates of any Series, including pursuant to Article XII, the purchase price with respect to any Series shall include the Adjustment Amount of such Series, if any.

                  If the Master Servicer adjusts upwards the principal amount of any Receivable, the Aggregate Principal Receivables shall be increased by the amount of such upward adjustment.

                  (d) Excess Principal Collections. On each Distribution Date, Excess Principal Collections from each Group shall be allocated by the Master Servicer (i) first, to each outstanding Series in such Group pro rata based on the Principal Shortfall, if any, for each Series in such Group, (ii) second, at the option of the Transferor, any remainder may be applied as principal with respect to any Series of variable funding Certificates in such Group and (iii) third, the Master Servicer shall pay any remaining Excess Principal Collections on any Business Day to the Holder of the Exchangeable Transferor Certificate; provided, that if the Transferor Interest as determined on such Business Day (after giving effect to any Principal Receivables transferred to the Trust on such date) does not exceed the Minimum Transferor Interest on such date, then such remaining Excess Principal Collections shall be deposited in the Excess Funding Account to be held and/or distributed as provided in subsection 4.02(e).

                  (e) Excess Finance Charge Collections. On each Distribution Date, Excess Finance Charge Collections from each Group shall be allocated by the Master Servicer (i) first, to each outstanding Series in such Group pro rata based on the Finance Charge Shortfalls (as defined in the related Supplements) for all Series in such Group and (ii) second, to the Holder of the Exchangeable Transferor Certificate, any Excess Finance Charges remaining after payment in full of Finance Charge Shortfalls for all Series in such Group.

                                    ARTICLE V

               [ARTICLE V IS RESERVED AND SHALL BE SPECIFIED IN A
                 SUPPLEMENT WITH RESPECT TO THE RELATED SERIES]




                                   ARTICLE VI

                                THE CERTIFICATES

                  Section 6.01. The Certificates. Subject to Sections 6.10 and 6.13, the Investor Certificates of each Series and any Class thereof may be issued in bearer form (the "Bearer Certificates") or in fully registered form (the "Registered Certificates"). Such Certificates may be issued in discount form, or with attached interest coupons and a special coupon (collectively, the "Coupons"), and shall be substantially in the form of the exhibits with respect thereto attached to the related Supplement.

                  The Investor Certificates and the Exchangeable Transferor Certificate shall, upon issue pursuant hereto or pursuant to Section 6.09 or
Section 6.10, be executed and delivered by the Transferor to the Trustee for authentication and redelivery as provided in Sections 2.01 and 6.02. The Transferor is hereby authorized to execute and deliver such Certificates on behalf of the Trust. Any Investor Certificate shall be issuable in a minimum denomination of $20,000 Undivided Interest and shall not be subdivided for resale into Undivided Interests smaller than an Undivided Interest the initial offering price for which would have been at least $20,000, unless otherwise specified in any Supplement, and shall be issued upon original issuance in an original principal amount equal to the Initial Investor Interest. The Exchangeable Transferor Certificate shall be issued as a single certificate, substantially in the form of Exhibit A.

                  Each Certificate shall be executed by manual or facsimile signature on behalf of the Transferor by any Responsible Officer thereof. Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Transferor or the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication except Bearer Certificates which shall be dated the applicable Issuance Date as provided in the related Supplement.

                  Except as specified in the related Supplement, all Investor Certificates of any Series shall rank pari passu and be equally and ratably entitled as provided herein to the benefits hereof (except that the Enhancement provided for a Series shall not be available for any other Series) without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and the related Supplement.

                  Section 6.02. Authentication of Certificates. (a) On the Initial Closing Date, the Trustee shall authenticate and deliver the Exchangeable Transferor Certificate to the Transferor simultaneously with its delivery to the Transferor of the initial Series of Investor Certificates.

                  (b) Upon purchase of the Investor Interest, the Trustee shall authenticate and deliver the initial Series of Investor Certificates, upon the written order of the Transferor, against payment to the Transferor of the Initial Investor Interest (net of any purchase or underwriting discount). Upon the receipt of such payment and the issuance of the Investor Certificates, such Investor Certificates shall be fully paid and non-assessable.

                  (c) Upon an Exchange as provided in Section 6.09 and the satisfaction of the other conditions specified therein, upon the order of the Transferor, the Trustee shall authenticate and deliver the Investor Certificates of additional Series (with the designation provided in the related Supplement), to the Persons designated in such Supplement, in authorized denominations equal to (in the aggregate) the Initial Investor Interest of such Series of Investor Certificates.

                  (d) If specified in the related Supplement for any Series, the Trustee shall authenticate and deliver outside the United States the Global Certificate that is issued upon original issuance thereof, upon the written order of the Transferor, to the Depository against payment of the purchase price therefor.

                  (e) If specified in the related Supplement for any Series, the Trustee shall authenticate Book-Entry Certificates that are issued upon original issuance thereof, upon the written order of the Transferor, to a Clearing Agency or its nominee as provided in Section 6. 10 against payment of the purchase price thereof.

                  Section 6.03. Registration of Transfer and Exchange of Certificates. (a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (the "Transfer Agent and Registrar"), in accordance with the provisions of Section 11.16, a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Investor Certificates of each Series (unless otherwise provided in the related Supplement) and of transfers and exchanges of the Investor Certificates as herein provided. The Trustee is hereby initially appointed Transfer Agent and Registrar for the purposes of registering the Investor Certificates and transfers and exchanges of the Investor Certificates as herein provided. If any form of Investor Certificate is issued as a Global Certificate, the Transferor may, or if and so long as any Series of Investor Certificates are listed on an Offshore Securities Market and such exchange shall so require, the Transferor shall appoint a co-transfer agent and co-registrar in the location required by the Offshore Securities Market. Any reference in this Agreement to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context otherwise requires. The Trustee shall be permitted to resign as Transfer Agent and Registrar upon 30 days written notice to the Master Servicer, provided, however, that such resignation shall not be effective until the appointment by the Transferor of a successor Transfer Agent and Registrar, and acceptance of the appointment by such successor.

                  Upon surrender for registration of transfer of any Certificate at any office or agency of the Transfer Agent and Registrar, the Transferor shall execute, subject to the provisions of subsection 6.03(c), and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of like aggregate Undivided Interests; provided, that the provisions of this paragraph shall not apply to Bearer Certificates.

                  At the option of an Investor Certificateholder, Investor Certificates may be exchanged for other Investor Certificates of the same Series in authorized denominations of like aggregate Undivided Interests, upon surrender of the Investor Certificates to be exchanged at any office or agency of the Transfer Agent and Registrar. At the option of any Holder of Registered Certificates, Registered Certificates may be exchanged for other Registered Certificates of the same Series in authorized denominations of like aggregate Undivided Interests in the Trust, upon surrender of the Registered Certificates to be exchanged at any office or agency of the Transfer Agent and Registrar maintained for such purpose. At the option of a Bearer Certificateholder, subject to applicable laws and regulations (including without limitation, the Bearer Rules), Bearer Certificates may be exchanged for other Bearer Certificates or Registered Certificates of the same Series in authorized denominations of like aggregate Undivided Interests in the Trust, in the manner specified in the Supplement for such Series, upon surrender of the Bearer Certificates to be exchanged at an office or agency of the Transfer Agent and Registrar located outside the United States. Each Bearer Certificate surrendered pursuant to this Section 6.03 shall have attached thereto (or be accompanied by) all unmatured Coupons, provided that any Bearer Certificate so surrendered after the close of business on the Record Date (of, if the Record Date is not a Business Day, after the close of business of the Business Day immediately preceding the Record Date) preceding the relevant Distribution Date after the related Series Termination Date need not have attached the Coupons relating to such Distribution Date.

                  Whenever any Investor Certificates of any Series are so surrendered for exchange, the Transferor shall execute, and the Trustee shall authenticate and (unless the Transfer Agent and Registrar is different than the Trustee, in which case the Transfer Agent and Registrar shall) deliver, the Investor Certificates of such Series which the Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder thereof or his attorney-in-fact duly authorized in writing.

                  The preceding provisions of this Section 6.03 notwithstanding, the Trustee or the Transfer Agent and Registrar, as the case may be, shall not be required to register the transfer of or exchange any Investor Certificate of any Series for a period of 15 days preceding any Distribution Date for such Series.

                  Unless otherwise provided in the related Supplement, no service charge shall be made for any registration of transfer or exchange of Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  All Investor Certificates (together with any Coupons attached to Bearer Certificates) surrendered for registration of transfer and exchange shall be cancelled by the Transfer Agent and Registrar and disposed of in its customary manner. The Trustee shall cancel and destroy the Global Certificates upon its exchange in full for Definitive Certificates and shall deliver a certificate of destruction to the Transferor. Such certificate shall also state that a certificate or certificates of each Foreign Clearing Agency to the effect referred to in Section 6.13 was received with respect to each portion of the Global Certificate exchanged for Definitive Certificates.

                  The Transferor shall execute and deliver to the Trustee or the Transfer Agent and Registrar, as applicable, Bearer Certificates and Registered Certificates in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under this Agreement and the Certificates.

                  (b) Except as provided in Section 6.09 or 7.02 or in any Supplement, in no event shall the Exchangeable Transferor Certificate or any interest therein be transferred hereunder, in whole or in part, unless the Transferor shall have consented in writing to such transfer and unless the Trustee shall have received (i) confirmation in writing that the Rating Agency Condition is satisfied and (ii) an Opinion of Counsel to the effect that (A) the conveyed interest in the Exchangeable Transferor Certificate will be treated as either debt or an interest in a partnership for federal income tax purposes and that the conveyance of such interest will not cause the Trust to be characterized for federal income tax purposes as an association taxable as a corporation or as a publicly traded partnership or otherwise have any material adverse impact on the federal or applicable state income taxation of any outstanding Series of Investor Certificates or any Certificate Owner and (B) such transfer will not cause a taxable event for federal income tax purposes to any Investor Certificateholder.

                  (c) Unless otherwise provided in the related Supplement, registration of transfer of Registered Certificates containing a legend relating to the restrictions on transfer of such Registered Certificates (which legend shall be set forth in the Supplement relating to such Investor Certificates) shall be effected only if the conditions set forth in such related Supplement are satisfied. Whenever a Registered Certificate containing the legend set forth in the related Supplement is presented to the Transfer Agent and Registrar for registration of transfer, the Transfer Agent and Registrar shall promptly seek instructions from the Master Servicer regarding such transfer. The Transfer Agent and Registrar and the Trustee shall be entitled to receive written instructions signed by a Master Servicing Officer prior to registering any such transfer or authenticating new Registered Certificates, as the case may be. The Master Servicer hereby agrees to indemnify the Transfer Agent and Registrar and the Trustee and to hold each of them harmless against any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in reliance on any such written instructions furnished pursuant to this subsection 6.03(c).

                  (d) If specified in any Supplement, the Transfer Agent and Registrar will maintain at its expense in the Borough of Manhattan, the City of New York (and subject to this Section 6.03, if specified in the related Supplement for any Series, any other city designated in such Supplement) an office or offices or an agency or agencies where Investor Certificates of such Series may be surrendered for registration of transfer or exchange.

                  Section 6.04. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate (together, in the case of Bearer Certificates, with all unmatured Coupons, if any, appertaining thereto) is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be required by them to save each of them and the Transferor harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Transferor shall execute and the Trustee shall authenticate and (unless the Transfer Agent and Registrar is different from the Trustee, in which case the Transfer Agent and Registrar shall) deliver (in compliance with applicable law), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate Undivided Interest. In connection with the issuance of any new Certificate under this Section 6.04, the Trustee or the Transfer Agent and Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 6.04 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  Section 6.05. Persons Deemed Owners. (a) Prior to due presentation of a Certificate for registration of transfer, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Article V (as described in any Supplement) and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary. In the case of a Bearer Certificate, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the holder of a Bearer Certificate or Coupon as the owner of such Bearer Certificate or Coupon for the purpose of receiving distributions pursuant to Article IV and Article XII and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary.

                  (b) Notwithstanding (a) above, in determining whether the Holders of Investor Certificates evidencing the requisite Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Investor Certificates owned by the Transferor, the Master Servicer or any Affiliate thereof shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Investor Certificates which a Responsible Officer in the Corporate Trust Office of the Trustee knows to be so owned shall be so disregarded. Investor Certificates so owned that have been pledged in good faith shall not be disregarded as outstanding, if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Investor Certificates and that the pledgee is not the Transferor, the Master Servicer or an Affiliate thereof.

                  Section 6.06. Appointment of Paying Agent. (a) The Paying Agent shall make distributions to Investor Certificateholders from the appropriate account or accounts maintained for the benefit of Certificateholders as specified in this Agreement or the related Supplement for any Series pursuant to Articles IV and V hereof. Any Paying Agent shall have the revocable power to withdraw funds from such appropriate account or accounts for the purpose of making such distributions. The Trustee (or the Master Servicer if the Trustee is the Paying Agent) may revoke such power and remove the Paying Agent, if the Trustee (or the Master Servicer if the Trustee is the Paying Agent) determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect or for other good cause. The Trustee (or the Master Servicer if the Trustee is the Paying Agent) shall notify the Rating Agencies of the removal of any Paying Agent. The Paying Agent, unless the Supplement with respect to any Series states otherwise, shall initially be the Trustee.

                  The Trustee shall be permitted to resign as Paying Agent upon 30 days' written notice to the Master Servicer and the Transferor and, upon such resignation, the Transferor shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The provisions of Sections 11.01,
11.02 and 11.03 shall apply to the Trustee also in its role as Paying Agent, for so long as the Trustee shall act as Paying Agent. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

                  If specified in the related Supplement for any Series, so long as the Investor Certificates of such Series are outstanding, the Transferor shall maintain a co-paying agent in New York City (for Registered Certificates only) or any other city designated in such Supplement. If any Investor Certificate is issued as a Global Certificate, or so long as any Series of Investor Certificates is listed on any Offshore Securities Market and such exchange so requires, the Transferor shall maintain a co-paying agent in the location required by such Offshore Securities Market.

                  (b) The Transferor shall cause the Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree, and if the Trustee is the Paying Agent it hereby agrees, that it shall comply with all requirements of the Internal Revenue Code regarding the withholding by the Trustee of payments in respect of federal income taxes due from Certificate Owners.

                  Section 6.07. Access to List of Certificateholders, Names and Addresses. The Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Master Servicer, the Transferor or the Paying Agent, within five Business Days after receipt by the Trustee of a request therefor from the Master Servicer or the Paying Agent, respectively, in writing, a list in such form as the Master Servicer or the Paying Agent may reasonably require, of the names and addresses of the Investor Certificateholders as of the most recent Record Date for payment of distributions to Investor

Certificateholders. Unless otherwise provided in the related Supplement, Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 10% of the Investor Interest of the Investor Certificates of any Series (the "Applicants") may apply in writing to the Trustee, and if such application states that the Applicants desire to communicate with other Investor Certificateholders of any Series with respect to their rights under this Agreement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee and shall give the Master Servicer and the Transferor notice that such request has been made, within five Business Days after the receipt of such application. Such list shall be as of a date no more than 45 days prior to the date of receipt of such Applicant's request. Every Certificateholder, by receiving and holding a Certificate, agrees with the Transferor, the Master Servicer and the Trustee that none of the Transferor, the Master Servicer, the Trustee, the Transfer Agent or the Registrar, nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was obtained.

                  Section 6.08. Authenticating Agent. (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Any reference in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Transferor.

                  (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

                  (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Transferor. The Trustee may at any time, with or without cause, terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Transferor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or the Transferor, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Trustee and the Transferor.

                  (d) The Master Servicer agrees to pay each authenticating agent from time to time reasonable compensation for its services under this
Section 6.08.

                  (e) The provisions of Sections 11.01, 11.02 and 11.03 shall be applicable to any authenticating agent.

                  (f) Pursuant to an appointment made under this Section 6.08, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

                  This is one of the certificates described in the Dillard's Master Credit Card Trust I Pooling and Servicing Agreement.

                                     as Authenticating Agent for the Trustee,



                                     By
                                        ---------------------------------------
                                         Authorized Officer

                  Section 6.09. Tender of Exchangeable Transferor Certificate.
(a) The Holder of the Exchangeable Transferor Certificate may tender (any such tender, a "Transferor Exchange") the Exchangeable Transferor Certificate to the Trustee in exchange for one or more newly issued Series of Investor Certificates and a reissued Exchangeable Transferor Certificate.

                  In addition, to the extent permitted for any Series of Investor Certificates as specified in the related Supplement, the Investor Certificateholders of such Series may tender (an "Investor Exchange") their Investor Certificates and the Holder of the Exchangeable Transferor Certificate may tender the Exchangeable Transferor Certificate to the Trustee pursuant to the terms and conditions set forth in such Supplement in exchange for (A) one or more newly issued Series of Investor Certificates and (B) a reissued Exchangeable Transferor Certificate, respectively.

                  The Holder of the Exchangeable Transferor Certificate may perform an Exchange by notifying the Trustee, in writing at least five days in advance (an "Exchange Notice") of the date upon which the Exchange is to occur (an "Exchange Date"). Any Exchange Notice shall state the designation of any Series to be issued on the Exchange Date and, with respect to each such Series:
(i) its Initial Investor Interest (or the method for calculating such Initial Investor Interest), (ii) its Certificate Rate (or the method for allocating interest payments or other cash flows to such Series), if any, (iii) the Enhancement Provider, if any, with respect to such Series, and (iv) the excess of the Principal Receivables in the Trust over the Minimum Transferor Interest after giving effect to the Exchange.

                  (b) Upon any Exchange, the Trustee shall issue to the Holder of the Exchangeable Transferor Certificate under Section 6.01, for execution and redelivery to the Trustee for authentication under Section 6.02, one or more new Series of Investor Certificates. Any such Series of Investor Certificates shall be substantially in the form specified in the related Supplement and shall bear, upon its face, the designation for such Series to which it belongs, as selected by the Transferor.

                  (c) On the related Exchange Date, the Trustee shall authenticate and deliver any such Series of Investor Certificates only upon delivery to it of the following: (i) a Supplement satisfying the criteria set forth in subsection 6.09(d) executed by the Transferor and the Master Servicer and specifying the Principal Terms of such Series, (ii) the applicable Enhancement, if any, (iii) the agreement, if any, pursuant to which the Enhancement Provider agrees to provide the Enhancement, if any, (iv) an Opinion of Counsel to the effect that, the newly issued Series of Investor Certificates will be treated as debt or as a partnership interest (in which case such opinion shall also state that the Trust will not be taxable as a corporation or a publicly traded partnership) for federal income tax purposes and that the issuance of the newly issued Series of Investor Certificates will not adversely affect the federal income tax characterization of the Holder of any outstanding Series of Investor Certificates or any Certificate Owner, (v) the Rating Agency Condition is satisfied, (vi) an Officer's Certificate signed by a Responsible Officer of the Transferor, that on the Exchange Date (A) the Transferor, after giving effect to the Exchange, would not be required to add Additional Accounts pursuant to subsection 2.06(a) and (B) after giving effect to such Exchange, the Transferor Interest would be at least equal to the Minimum Transferor Interest, and (vii) the existing Exchangeable Transferor Certificate or applicable Investor Certificates, as the case may be. Upon satisfaction of such conditions, the Trustee shall cancel the existing Exchangeable Transferor Certificate or applicable Investor Certificates, as the case may be, and issue, as provided above, such Series of Investor Certificates and a new Exchangeable Transferor Certificate, dated the Exchange Date. There is no limit to the number of Exchanges that may be performed under this Agreement.

                  (d) In conjunction with an Exchange, the parties hereto shall execute a Supplement, which shall specify the relevant terms (the "Principal Terms") with respect to any newly issued Series of Investor Certificates, which may include without limitation: (i) its name or designation, (ii) an Initial Investor Interest or the method of calculating the Initial Investor Interest,
(iii) the Certificate Rate, (iv) the Closing Date, (v) the rating agency or agencies rating such Series, (vi) the name of the Clearing Agency, if any, (vii) the rights of the Holder of the Exchangeable Transferor Certificate that have been transferred to the Holders of such Series pursuant to such Exchange (including any rights to allocations of Collections of Finance Charge Receivables and Principal Receivables), (viii) the interest payment date or dates and the date or dates from which interest shall accrue, (ix) the method of allocating Collections with respect to Principal Receivables for such Series and, if applicable, with respect to other Series and the method by which the principal amount of Investor Certificates of such Series shall amortize or accrete and the method for allocating Collections with respect to Finance Charge Receivables and Receivables in Defaulted Accounts, (x) the names of any accounts to be used by such Series and the terms governing the operation of any such account, (xi) the Series Servicing Fee Percentage, (xii) the Minimum Transferor Interest, (xiii) the terms of any Enhancement with respect to such Series, (xiv) the Enhancement Provider, if applicable, (xv) the base rate applicable to such Series, (xvi) the terms on which the Certificates of such Series may be repurchased or remarketed to other investors, (xvii) any deposit into any account provided for such Series, (xviii) the number of Classes of such Series, and if more than one Class, the rights and priorities of each such Class, (xix) the priority of any Series with respect to any other Series, (xx) the Series Termination Date, (xxi) the Pool Factor, (xxii) the Minimum Aggregate Principal Receivables, (xxiii) whether such Series will be part of a Group, and (xxiv) any other relevant terms of such Series (including whether or not such Series will be pledged as collateral for an issuance of any other securities, including commercial paper).

                  The terms of such Supplement may modify or amend the terms of this Agreement solely as applied to such new Series. If on the date of the issuance of such Series there is issued and outstanding one or more Series of Investor Certificates and no Series of Investor Certificates is currently rated by a Rating Agency, then as a condition to such Exchange a nationally recognized investment banking firm or commercial bank shall also deliver to the Trustee an officers certificate stating, in substance, that the Exchange will not have an adverse effect on the timing or distribution of payments to such other Series of Investor Certificates then issued and outstanding.

                  Section 6.10. Book-Entry Certificates. Unless otherwise provided in any related Supplement, the Investor Certificates, upon original issuance, shall be issued in the form of typewritten Certificates representing the Book-Entry Certificates, to be delivered to the depository specified in such Supplement (the "Depository") which shall be the Clearing Agency or Foreign Clearing Agency, by or on behalf of such Series. The Investor Certificates of each Series shall, unless otherwise provided in the related Supplement, initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency or Foreign Clearing Agency. No Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the related Series of Investor Certificates, except as provided in Section
6.12 or in the respective Supplement.

                  Unless and until definitive, fully registered Investor Certificates of any Series ("Definitive Certificates") have been issued to Certificate owners pursuant to Section 6.12:

                  (i) the provisions of this Section 6. 10 shall be in full force and effect with respect to each such Series;

                  (ii) the Transferor, the Master Servicer, the Paying Agent, the Transfer Agent and Registrar and the Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes (including the making of distributions on the Investor Certificates of each such Series) as the authorized representatives of the Certificate Owners;

                  (iii) to the extent that the provisions of this Section 6.10 conflict with any other provisions of this Agreement, the provisions of this
Section 6.10 shall control with respect to each such Series; and

                  (iv) the rights of Certificate Owners of each such Series shall be exercised only through the Clearing Agency or Foreign Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency or Foreign Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement applicable to a Series, unless and until Definitive Certificates of such Series are issued pursuant to
Section 6.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Investor Certificates to such Clearing Agency Participants.

                  Section 6.11. Notices to Clearing Agency. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive

Certificates shall have been issued to Certificate Owners pursuant to Section 6.12, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Investor Certificates to the Clearing Agency or Foreign Clearing Agency for distribution to Holders of Investor Certificates.

                  Section 6.12. Definitive Certificates. If (a)(i) the Transferor advises the Trustee in writing that the Clearing Agency or Foreign Clearing Agency is no longer willing or able to discharge properly its responsibilities under the applicable Depository Agreement, and (ii) the Trustee or the Transferor is unable to locate a qualified successor; (b) the Transferor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or Foreign Clearing Agency with respect to any Series of Certificates; or (c) after the occurrence of a Master Servicer Default, Certificate Owners of a Series representing beneficial interests aggregating not less than 50% of the Investor Interest of such Series advise the Trustee and the applicable Clearing Agency or Foreign Clearing Agency through the applicable Clearing Agency Participants in writing that the continuation of a book-entry system through the applicable Clearing Agency or Foreign Clearing Agency is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners of such Series, through the applicable Clearing Agency Participants, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners of such Series requesting the same.

                  Upon surrender to the Trustee of the Investor Certificates of such Series by the applicable Clearing Agency or Foreign Clearing Agency, accompanied by registration instructions from the applicable Clearing Agency or Foreign Clearing Agency for registration, the Trustee shall issue the Definitive Certificates of such Series. Neither the Transferor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates of such Series, all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency or Foreign Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of the Definitive Certificates of such Series as Certificateholders of such Series hereunder.

                  Section 6.13. Global Certificate. If specified in the related Supplement for any Series, the Investor Certificates may be initially issued in the form of a single temporary Global Certificate (the "Global Certificate") in bearer form, without interest coupons, in the denomination of the Initial Investor Interest and substantially in the form attached to the related Supplement. Unless otherwise specified in the related Supplement, the provision of this Section 6.13 shall apply to such Global Certificate. The Global Certificate will be authenticated by the Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Certificates. The Global Certificate may be exchanged in the manner described in the related Supplement for Registered or Bearer Certificates in definitive form.

                  Section 6.14. Meetings of Certificateholders. To the extent provided by the Supplement for any Series issued in whole or in part in Bearer Certificates, the Master Servicer, the Transferor or the Trustee may at any time call a meeting of the Certificateholders of such Series, to be held at such time and at such place as the Master Servicer, the Transferor or the Trustee, as the case may be, shall determine, for the purpose of approving a modification of or amendment to, or obtaining a waiver of, any covenant or condition set forth in this Agreement with respect to such Series or in the Certificates of such Series, subject to Section 13.01 of the Agreement.

                  Section 6.15. Restrictions on Transfers of Certain Certificates. Notwithstanding any other provision of this Agreement, any Certificate or uncertificated interest in the Trust (or any interests therein) (including Exchangeable Transferor Certificates) for which an Opinion of Counsel has not been issued opining that such Certificates or uncertificated interests (or any interest therein) would be treated as debt for Federal income tax purposes (each, a "Subject Certificate") shall be subject to the transfer restrictions set forth herein or in the relevant Series Supplement.

                  No transfer (or purported transfer) of all or any part of a Subject Certificate (or any interest therein), whether to another Certificateholder or to a Person who is not a Certificateholder, shall be effective, and any such transfer (or purported transfer) shall be void ab initio, and no Person shall otherwise become a beneficial owner of a Subject Certificate (or any interest therein) if:

                  (a) at the time of such transfer (or purported transfer) any Subject Certificates are traded on an established securities market;

                  (b) after such transfer (or purported transfer) the Trust would have more than 100 beneficial owners of Subject Certificates; or

                  (c) the Subject Certificates have been issued in a transaction or transactions that were required to be registered under the Securities Act, and to the extent such offerings or sales were required to be registered under the Securities Act by reason of Regulation S (17 CFR 230.901 through 230.904 or any successor thereto), such offerings or sales would not have been required to be registered under the Securities Act if the interests so offered or sold had been offered and sold within the United States.

                  For purposes of clause (a) above, an established securities market is described in Treasury Regulation 1-7704-1(b). Except as otherwise permitted under the relevant Series Supplement, no beneficial owner of a Subject Certificate may be a partnership (including any entity treated as a partnership for federal income tax purposes), a grantor trust or an S corporation (each such entity a "flow-through entity").

                  Section 6.16. Trust Tax Election. No Person, including the Trustee, shall have the authority to make an election under Treasury Regulation 301.7701-3(c) to cause the Trust to be classified as an association taxable as a corporation.

                                   ARTICLE VII

                    OTHER MATTERS RELATING TO THE TRANSFEROR

                  Section 7.01. Liability of the Transferor. The Transferor shall be liable in accordance herewith solely to the extent of the obligations specifically undertaken by the Transferor.

                  Section 7.02. Merger or Consolidation of, or Assumption of the Obligations of, the Transferor. (a) The Transferor shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                           (i) the Person formed by such consolidation or into
which the Transferor is merged or the Person which acquires by conveyance or transfer the properties and assets of the Transferor substantially as an entirety shall be, if the Transferor is not the surviving entity, organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of every covenant and obligation of the Transferor, as applicable hereunder and shall benefit from all the rights granted to the Transferor, as applicable hereunder. To the extent that any right, covenant or obligation of the Transferor, as applicable hereunder is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity. In furtherance hereof, in applying this
Section 7.02 to a successor entity, Section 9.02 hereof shall be applied by reference to events of involuntary liquidation, receivership or conservatorship applicable to such successor entity as shall be set forth in the Officer's Certificate described in subsection 7.02(a)(ii);

                           (ii) the Transferor shall have delivered to the
Trustee an Officer's Certificate of the Transferor stating that such consolidation, merger, conveyance or transfer and such supplemental agreement complies with this Section 7.02 and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel that such supplemental agreement is legal, valid and binding; and

                           (iii) the Transferor shall have delivered notice to
the Rating Agencies of such consolidation, merger, conveyance or transfer.

                  (b) The obligations of the Transferor hereunder shall not be assignable nor shall any Person succeed to the obligations of the Transferor hereunder except for mergers, consolidations, assumptions or transfers in accordance with the provisions of the foregoing paragraph.

                  Section 7.03. Limitation on Liability. The trustees, directors, officers, employees or agents of the Transferor shall not be under any liability to the Trust, the Trustee, the Certificateholders, any Enhancement Provider or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and any

Supplement and the issuance of the Certificates; provided, however, that this provision shall not protect the trustees, officers, directors, employees or agents of the Transferor against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Except as provided in Section 7.04, the Transferor shall not be under any liability to the Trust, the Trustee, the Certificateholders, any Enhancement Provider or any other Person for any action taken or for refraining from the taking of any action in its capacity as Transferor pursuant to this Agreement or any Supplement whether arising from express or implied duties under this Agreement or any Supplement; provided, however, that this provision shall not protect the Transferor against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Transferor and any trustee, director, officer, employee or agent may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                  Section 7.04. Indemnification. (a) The Transferor shall indemnify and hold harmless the Trust and the Trustee, its officers, directors, employees and agents from and against any reasonable loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of or based upon the arrangement created by this Agreement or any Supplement; provided, however, that the Transferor shall not indemnify the Trustee if such acts, omissions or alleged acts or omissions constitute or are caused by fraud, negligence or willful misconduct by the Trustee; and provided, further, that the Transferor shall not indemnify the Trust, the Investor Certificateholders or the Certificate Owners for (i) any liabilities, costs or expenses of the Trust with respect to any action taken by the Trustee at the direction of Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of the respective Series; (ii) any losses, claims or damages incurred by any of them in their capacities as investors, including, without limitation, losses incurred as a result of Defaulted Accounts or Receivables which are written off as uncollectible; or (iii) any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation, any federal, state, local or foreign income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Trust, the Investor Certificateholders or the Certificate Owners in connection herewith to any taxing authority.

                  (b) The Transferor shall be liable directly to and shall indemnify the injured party for all losses, claims, damages, liabilities and expenses of the Trust to the extent that the Transferor would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Transferor were a general partner; provided, however, that the Transferor shall not be liable for (i) any losses incurred by a Certificateholder or a Certificate Owner in its capacity as an investor in the Certificates or (ii) any liabilities, costs or expenses of the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation, any federal, state, local or foreign income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Investor Certificateholders or the Certificate Owners in connection herewith to any taxing authority.

                  (c) Any indemnification under this Section 7.04 shall not be payable from the assets of the Trust. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. Any injured party seeking indemnification hereunder shall give the Transferor prompt written notice of any potential loss, liability, expense, damage or injury, including actual or threatened litigation. The Transferor shall be entitled to assume the defense of and to negotiate the settlement of any such claim. The obligations of the Transferor under this subsection 7.04 shall be evidenced by the Exchangeable Transferor Certificate, which shall be deemed to be a separate Class of Certificate from all other Certificates issued by the Trust.



                                  ARTICLE VIII

                     OTHER MATTERS RELATING TO THE SERVICER

                  Section 8.01. Liability of the Master Servicer. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Master Servicer in such capacity herein.

                  Section 8.02. Merger or Consolidation of, or Assumption of the Obligations of, the Master Servicer. The Master Servicer shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                           (i) the Person formed by such consolidation or into
which the Master Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Master Servicer substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall be a state or national banking association or other entity which is not subject to the bankruptcy laws of the United States of America and, if the Master Servicer is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee in form satisfactory to the Trustee, the performance of every covenant and obligation of the Master Servicer hereunder (to the extent that any right, covenant or obligation of the Master Servicer, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity);

                           (ii) the Master Servicer shall have delivered to the
Trustee an Officer's Certificate that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 8.02 and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel that such supplemental agreement is legal, valid and binding with respect to the Master Servicer; and

                           (iii) the Master Servicer shall have delivered notice
to the Rating Agencies of such consolidation, merger, conveyance or transfer.

                  Section 8.03. Limitation on Liability of the Master Servicer and Others. The directors, officers, employees or agents of the Master Servicer shall not be under any liability to the Trust, the Trustee, the Certificateholders, any Enhancement Provider or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and any Supplement and the issuance of the Certificates; provided, however, that this provision shall not protect the directors, officers, employees and agents of the Master Servicer against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Except as provided in Section 8.04 with respect to the Trust and the Trustee, its officers, directors, employees and agents, the Master Servicer shall not be under any liability to the Trust, the Trustee, its officers, directors, employees and agents, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action in its capacity as Master Servicer pursuant to this Agreement or any Supplement; provided, however, that this provision shall not protect the Master Servicer against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of its reckless disregard of its obligations and duties hereunder or under any Supplement. The Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Receivables in accordance with this Agreement which in its reasonable opinion may involve it in any expense or liability.

                  Section 8.04. Master Servicer Indemnification of the Transferor, the Trust and the Trustee. The Master Servicer shall indemnify and hold harmless the Trust and the Trustee, its officers, directors, employees and agents, from and against any reasonable loss, liability, expense, damage or injury suffered or sustained by reason of any acts or omissions or alleged acts or omissions of the Master Servicer with respect to activities of the Trust or the Trustee pursuant to this Agreement or any Supplement, including, but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Master Servicer shall not indemnify the Trustee if such acts, omissions or alleged acts or omissions constitute or are caused by fraud, negligence, or willful misconduct by the Trustee; and provided further, that the Master Servicer shall not indemnify the Trust, the Investor Certificateholders or the Certificate Owners (a) for any liabilities, costs or expenses of the Trust with respect to any action taken by the Trustee at the direction of Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of the respective Series; (b) any losses, claims or damages incurred by any of them in their capacities as investors, including without limitation, losses incurred as a result of Defaulted Accounts or Receivables which are written off as uncollectible; or (c) any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation, any federal, state, local or foreign income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Trust, the Investor Certificateholders or the Certificate Owners in connection herewith to any taxing authority.

                  Any such indemnifications under this Section 8.04 shall not be payable from the assets of the Trust. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. Any injured party seeking indemnification hereunder shall give the Master Servicer prompt written notice of any potential loss, liability, expense, damage or injury, including actual or threatened litigation. The Master Servicer shall be entitled to assume the defense of and to negotiate the settlement of any such claim.

                  Section 8.05. The Master Servicer Not To Resign. The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that (a) the performance of its duties hereunder is no longer permissible under applicable law as evidenced by an Opinion of Counsel to such effect delivered to the Trustee, and (b) there is no reasonable action which the Master Servicer could take to make the performance of its duties hereunder permissible under applicable law. No such resignation shall become effective until the Trustee or a Successor Master Servicer reasonably acceptable to the Transferor shall have assumed the responsibilities and obligations of the Master Servicer in accordance with Section 10.02 hereof. If the Trustee is unable within 120 days of the date of such determination to appoint a Successor Master Servicer, the Trustee shall serve as Successor Master Servicer hereunder until such time as a Successor Master Servicer shall have been appointed and assumed the obligations of the Master Servicer in accordance with Section 10.02 hereunder.

                  Section 8.06. Access to Certain Documentation and Information Regarding the Receivables. The Master Servicer shall provide to the Trustee access to the documentation regarding the Accounts and the Receivables in such cases where the Trustee is required in connection with the enforcement of the rights of the Investor Certificateholders, or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (a) upon reasonable request, (b) during normal business hours,
(c) subject to the Master Servicer's normal security and confidentiality procedures, and (d) at offices designated by the Master Servicer. Nothing in this Section 8.06 shall derogate from the obligation of the Transferor, the Trustee or the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Master Servicer to provide access as provided in this Section 8.06 as a result of such obligations shall not constitute a breach of this Section 8.06.

                  Section 8.07. Delegation of Duties. It is understood and agreed by the parties hereto that the Master Servicer may delegate certain of its duties hereunder to any Affiliate which is wholly owned by the Master Servicer or Dillard's. In the ordinary course of business, the Master Servicer may at any time delegate any duties hereunder to any Person who agrees to conduct such duties in accordance with the Credit Card Guidelines. Any such delegations shall not relieve the Master Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Section 8.05 hereof. If any such delegation is to a party other than an Affiliate, as permitted above, notification thereof shall be given to each Rating Agency.

                                   ARTICLE IX

                                 PAY OUT EVENTS

                  Section 9.01. Pay Out Events. The occurrence of any one of the following events shall constitute a Trust Pay Out Event:

                  (a) the Transferor, DNB, Mercantile or Dillard's consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Transferor, DNB, Mercantile or Dillard's, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or the Transferor, DNB, Mercantile, or Dillard's shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

                  (b) DNB or Mercantile become unable for any reason to transfer Receivables to the Transferor or the Transferor becomes unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement; or

                  (c) the Trust becomes subject to regulation by the Securities and Exchange Commission as an "investment company" within the meaning of the Investment Company Act.

If a Trust Pay Out Event occurs, a Pay Out Event with respect to all Series of Certificates shall immediately occur without any notice or other action on the part of the Trustee or the Investor Certificateholders. Upon receipt by the Trustee of a written notice that a Pay Out Event has occurred, the Trustee will notify each Rating Agency of such occurrence.

                  Section 9.02. Additional Rights Upon the Occurrence of Certain Events. (a) If an Insolvency Event occurs, the Transferor shall on the day of such Insolvency Event (the "Appointment Day") immediately cease to transfer Principal Receivables to the Trust and shall promptly give notice to the Trustee of such Insolvency Event. Notwithstanding any cessation of the transfer to the Trust of additional Principal Receivables, Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been transferred to the Trust shall continue to be a part of the Trust, and Collections with respect thereto shall continue to be allocated and paid in accordance with
Article IV.

                  Within 15 days of the Appointment Day, the Trustee may (i) publish a notice in an Authorized Newspaper that an Insolvency Event has occurred and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables in a commercially reasonable manner and (ii) send written notice to the Investor Certificateholders describing the provisions of this Section
9.02 and
requesting instructions from such Holders. Unless, within 90 days from the day notice pursuant to clause (i) above is first published, the Trustee shall have received written instructions from Holders of Investor Certificates evidencing more than 50% of each Class of the Investor Interest of each Series issued and outstanding to the effect that such Certificateholders disapprove of the liquidation of the Receivables and wish to continue having Principal Receivables transferred to the Trust as before such Insolvency Event, the Trust shall terminate and the Trustee shall sell, dispose of or otherwise liquidate the Receivables in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids, and terminate the Trust. The Trustee may obtain a prior determination from any conservator, receiver or liquidator of the Transferor that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The provisions of Sections 9.01 and 9.02 shall not be deemed to be mutually exclusive.

                  (b) Notwithstanding the termination of the Trust in accordance with subsection 9.02(a), the rights of the Certificateholders to amounts due hereunder shall continue until payment in full of such amounts. The proceeds from the sale, disposition or liquidation of the Receivables pursuant to subsection (a) above shall be treated as Collections on the Receivables and shall be allocated and deposited in accordance with the provisions of Article IV; provided, that the Trustee shall determine conclusively in its sole discretion the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables.

                  (c) The Trustee may appoint an agent or agents to assist with its responsibilities pursuant to this Article IX with respect to competitive bids.



                                    ARTICLE X

                            MASTER SERVICER DEFAULTS

                  Section 10.01. Master Servicer Defaults. Subject to the last paragraph of this Section 10.01, a "Master Servicer Default" shall exist if any one of the following exists:

                  (a) the Master Servicer fails to make any payment, transfer or deposit or to give instructions or notice to the Trustee pursuant to Article IV or to instruct the Trustee to make any required drawing, withdrawal, or payment under any Enhancement on or before the later of (i) the fifth Business Day after the date such payment, transfer, deposit, withdrawal or drawing or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement, or (ii) the third Business Day after written notice of such failure shall have been given to the Master Servicer,

                  (b) the Master Servicer fails duly to observe or perform in any respect any other covenants or agreements of the Master Servicer set forth in this Agreement, which failure has a material adverse effect on the Investor Certificateholders of any Series and continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, is given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor

Interest of any Series adversely affected thereby and continues to materially adversely affect such Investor Certificateholders for such period; or the Master Servicer shall delegate its duties under this Agreement, except as permitted by Sections 3.09 and 8.07;

                  (c) any representation, warranty or certification made by the Master Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, which has a material adverse effect on the Investor Certificateholders of any Series and which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of any Series adversely affected thereby and continues to materially adversely affect such Investor Certificateholders for such period; or

                  (d) the Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or the Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes any assignment for the benefit of its creditors or voluntarily suspends payment of its obligations;

then, so long as such Master Servicer Default shall not have been remedied or waived, either the Trustee, or the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Aggregate Investor Interest, by notice given in writing to the Master Servicer (and to the Trustee if given by the Investor Certificateholders) (a "Termination Notice"), may terminate all of the rights and obligations (other than unsatisfied obligations for acts or omissions during its tenure as Master Servicer) of the Master Servicer as Master Servicer under this Agreement. After receipt by the Master Servicer of such Termination Notice, and on the date that a Successor Master Servicer shall have been appointed by the Trustee pursuant to Section 10.02, all authority and power of the Master Servicer under this Agreement shall pass to and be vested in a Successor Master Servicer; and, without limitation, the Trustee is hereby authorized and empowered (upon the failure of the Master Servicer to cooperate) to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Master Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights and obligations.

                  The Master Servicer agrees to cooperate with the Trustee and such Successor Master Servicer in effecting the termination of the responsibilities and rights of the Master Servicer to conduct servicing hereunder, including, without limitation, the transfer to such Successor Master Servicer of all authority of the Master Servicer to service the Receivables provided for under this Agreement, including, without limitation, all authority over all Collections which shall on the date of transfer be held by the Master Servicer for deposit, or which have been deposited by the Master Servicer, in any Investor Account and any Series Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Master Servicer and in enforcing all rights to Insurance Proceeds applicable to the Trust. The Master Servicer shall promptly transfer its electronic records or electronic copies thereof relating to the Receivables to the Successor Master Servicer in such electronic form as the Successor Master Servicer may reasonably request and shall promptly transfer to the Successor Master Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Master Servicer shall reasonably request. To the extent that compliance with this Section 10.01 shall require the Master Servicer to disclose to the Successor Master Servicer information of any kind which the Master Servicer reasonably deems to be confidential, the Successor Master Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Master Servicer shall deem necessary to protect its interests. The Master Servicer shall, on the date of any servicing transfer, transfer all of its rights and obligations under the Enhancement with respect to any Series to the Successor Master Servicer. The Master Servicer being terminated shall bear all costs of a Service Transfer, including but not limited to those of the Trustee reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Agreement, if necessary.

                  Notwithstanding the foregoing, a delay in or failure of performance referred to in subsection 10.01(a) for a period of five Business Days or under subsection 10.01(b) or (c) for a period of 60 Business Days, shall not constitute a Master Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Master Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion, riot or sabotage, epidemics, landslides, lightning, fire, hurricanes, tornadoes, earthquakes, nuclear disasters or meltdowns, floods, power outages or similar causes. The preceding sentence shall not relieve the Master Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Master Servicer shall provide the Trustee, any Enhancement Provider, the Transferor and the Holders of Investor Certificates with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of the cause of such failure or delay and its efforts so to perform its obligations.

                  Section 10.02. Trustee To Act; Appointment of Successor. (a) After receipt by the Master Servicer of a Termination Notice pursuant to Section 10.01, the Master Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice, or otherwise specified by the Trustee, until a date mutually agreed upon by the Master Servicer and Trustee. The Trustee shall notify each Rating Agency of removal of the Master Servicer.

                  The Trustee shall, as promptly as possible after the giving of a Termination Notice, appoint a Successor Master Servicer, and such Successor Master Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee. The Trustee may obtain bids from any potential successor master servicers. If a Successor Master Servicer has not been appointed and has not accepted its appointment at the time when the Master Servicer ceases to act as Master Servicer, the Trustee without further action shall automatically be appointed the Successor Master Servicer. Notwithstanding the above, the Trustee shall, if it is unable legally so to act, petition a court of competent jurisdiction to appoint any established financial institution having, in the case of an entity that is subject to risk-based capital adequacy requirements, risk-based capital of at least $50,000,000 or, in the case of an entity that is not subject to risk-based capital requirements, having a net worth of not less than $50,000,000 and whose regular business includes the servicing of credit card receivables as the Successor Master Servicer hereunder.

                  (b) Upon its appointment, the Successor Master Servicer shall be the successor in all respects to the Master Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof, and all references in this Agreement to the Master Servicer shall be deemed to refer to the Successor Master Servicer. Any Successor Master Servicer, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of each Enhancement. Notwithstanding the above, or anything in this Section 10.02 to the contrary, the Trustee, if it becomes Master Servicer pursuant to this Section, shall have no responsibility or obligation (i) to repurchase or substitute any Account or Receivable, (ii) for any representation or warranty of the Master Servicer hereunder, and (iii) for any act or omission of either a predecessor or successor Master Servicer other than the Trustee. The Trustee may conduct any activity required of it as Master Servicer hereunder through an Affiliate or through an agent. Neither the Trustee nor any other successor Master Servicer shall be deemed to be in default hereunder due to any act or omission of a predecessor Master Servicer, including but not limited to failure to timely deliver to the Trustee any Monthly Master Servicer's Certificate or any funds required to be deposited to the Trust Fund, or any breach of its duty to cooperate with a transfer of servicing as required by Section 10.01.

                  (c) In connection with such appointment and assumption, the Trustee shall be entitled to such compensation, or may make such arrangements for the compensation of the Successor Master Servicer out of Collections, as it and such Successor Master Servicer shall agree; provided, however, that no such compensation shall be in excess of the Monthly Servicing Fee permitted to the Master Servicer pursuant to Section 3.02. The Transferor agrees that if the Master Servicer is terminated hereunder, it will agree to deposit a portion of the Collections in respect of Finance Charge Receivables that it is entitled to receive pursuant to Article IV to pay its share of the compensation of the Successor Master Servicer.

                  (d) All authority and power granted to the Successor Master Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.01 and shall pass to and be vested in the Transferor and, without limitation, the Transferor is hereby authorized and empowered to execute and deliver, on behalf of the Successor Master Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The

Successor Master Servicer agrees to cooperate with the Transferor in effecting the termination of the responsibilities and rights of the Successor Master Servicer to conduct servicing on the Receivables. The Successor Master Servicer shall transfer its electronic records relating to the Receivables to the Transferor in such electronic form as the Transferor may reasonably request and shall transfer all other records, correspondence and documents to the Transferor in the manner and at such times as the Transferor shall reasonably request. To the extent that compliance with this Section 10.02 shall require the Successor Master Servicer to disclose to the Transferor information of any kind which the Successor Master Servicer deems to be confidential, the Transferor shall be required to enter into such customary licensing and confidentiality agreements as the Successor Master Servicer shall reasonably deem necessary to protect its interests.

                  (e) Nothing in this Agreement shall be construed to require any Successor Master Servicer to assume or succeed to any duty or obligation of the Transferor.

                  Section 10.03. Inability To Obtain Successor Master Servicer; Sale of Receivables. If (a) the Trustee is unable to obtain a bid from any potential successor master servicer, (b) the Master Servicer delivers an Officer's Certificate to the effect that it cannot in good faith cure the Master Servicer Default which gave rise to the Termination Notices, and (c) the Trustee is unable legally to act as Successor Master Servicer, then the Trustee shall give written notice to each Enhancement Provider. Such notice shall state that the Trustee proposes to sell the Receivables and shall provide each such Enhancement Provider an opportunity to bid on the Receivables and shall offer the Transferor the right of first refusal to purchase the Receivables on terms equivalent to the best purchase offer as determined by the Trustee, but in no event less than an amount equal to the Aggregate Investor Interest on the date of such purchase plus all interest accrued but unpaid on all of the outstanding Investor Certificates at the applicable Certificate Rate through the date of such purchase; provided, however, that if the short-term unsecured debt obligations or long-term unsecured debt obligations of Dillard's are not rated at the time of such purchase at least P-3 or Baa-3, respectively, by Moody's, no such purchase by the Transferor shall occur unless the Transferor shall deliver an Opinion of Counsel reasonably acceptable to the Trustee that such purchase would not constitute a fraudulent conveyance of the Transferor.

                  The proceeds of such sale shall be deposited in the Distribution Account or any Series Account, as provided in the related Supplement, for distribution to the Investor Certificateholders of each outstanding Series pursuant to Section 12.03 of this Agreement.

                  Section 10.04. Notification to Certificateholders. Within two Business Days after the Master Servicer becomes aware of any Master Servicer Default, the Master Servicer shall give prompt written notice thereof to the Transferor, the Trustee and any Enhancement Provider and the Trustee shall give notice to the Investor Certificateholders at their respective addresses appearing in the Certificate Register. Upon any termination or appointment of a Successor Master Servicer pursuant to this Article X, the Trustee shall give prompt written notice thereof to Investor Certificateholders at their respective addresses appearing in the Certificate Register.

                  Section 10.05 Waiver of Past Defaults. The Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66 2/3% of the Investor Interest of each Series adversely affected by any default by the Master Servicer or Transferor may, on behalf of all Certificateholders of such Series, waive any default (whether or not a Master Servicer Default) by the Master Servicer or Transferor in the performance of its obligations hereunder and its consequences, except a default in the failure to make any required deposits or payments of interest or principal relating to such Series pursuant to Article IV which default does not result from the failure of the Paying Agent to perform its obligations to make any required deposits or payments of interest and principal in accordance with Article IV. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.



                                   ARTICLE XI

                                   THE TRUSTEE

                  Section 11.01. Duties of Trustee. (a) The Trustee, prior to the occurrence of any Master Servicer Default and after the curing or waiving of all Master Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Responsible Officer has received written notice that a Master Servicer Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs; provided, however, that if the Trustee is acting as Successor Master Servicer, it shall in such capacity use the same standard of care and skill as are required of the Master Servicer under this Agreement; and provided further, that for purposes of determining the standard of care required of the Trustee under this subsection 11.01(a), the appointment of a Successor Trustee shall be deemed a cure of the Master Servicer Default which occasioned such appointment.

                  (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they substantially conform on their face to the requirements of this Agreement, but shall not be required to verify the accuracy of the contents thereof or to verify any calculations contained therein.

                  (c) Subject to subsection 11.01(a), no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                           (i) the Trustee shall not be personally liable for an
error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                           (ii) the Trustee shall not be charged with knowledge
of any failure by the Master Servicer referred to in clauses (a) and (b) of
Section 10.01 unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Master Servicer or any Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 10% of the Investor Interest of any Series adversely affected thereby.

                  (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations under this Agreement of the Transferor at any time or of the Master Servicer except during such time, if any, as the Trustee shall be the Successor Master Servicer.

                  (e) Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the interests of the Trust in any Receivable now existing or hereafter created or to impair the value of any Receivable now existing or hereafter created.

                  (f) Except as provided in this subsection 11.01(f), the Trustee shall have no power to vary the corpus of the Trust including, without limitation, the power to (i) accept any substitute obligation for a Receivable initially assigned to the Trust under Section 2.01 or 2.06 hereof, (ii) add any other investment, obligation or security to the Trust, except for an addition permitted under Section 2.06 or (iii) withdraw from the Trust any Receivables, except for a withdrawal permitted under Sections 2.07, 9.02, 10,02, 12.01 or
12.02 or subsections 2.04(d), 2.04(e) or Article IV.

                  (g) If the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated promptly to perform such obligation, duty or agreement in the manner so required, but shall not be obligated to expend its own funds in so performing.

                  (h) If the Transferor has agreed to transfer any of its credit card receivables (other than the Receivables) to another Person, upon the written request of the Transferor the Trustee will enter into such intercreditor agreements with the transferee of such receivables as are customary and necessary to identify separately the rights, if any, of the Trust and such other Person in the Transferor's credit card receivables; provided, that the Trustee shall not be required to enter into any intercreditor agreement which could adversely affect the interests of the Certificateholders. Upon the request of the Trustee, the Transferor will deliver an Opinion of Counsel on any matters relating to such intercreditor agreement, reasonably requested by the Trustee.

                  (i) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Interest of any Series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee in relation to such Series, under this Agreement.

                  Section 11.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 1.1.01:

                  (a) the Trustee may rely on and shall be protected in acting on, or in refraining from acting in accord with, any assignment of Receivables in Additional Accounts, the initial report, the Monthly Master Servicer's Certificates, the Annual Master Servicer's Certificates, the monthly payment instructions and notification to the Trustee, the monthly Certificateholder's statements, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinions report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties;

                  (b) the Trustee may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any Enhancement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders or any Enhancement Provider, pursuant to the provisions of this Agreement, unless such Certificateholders or Enhancement Provider shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of any Master Servicer Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement and any Enhancement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

                  (d) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (e) the Trustee shall not be bound to make any investigation into the facts of matters stated or computations contained in any assignment of Receivables in Additional Accounts, the initial report, the Monthly Master Servicer's Certificate, the Annual Master Servicer's Certificate, the monthly payment instructions and notification to the Trustee, the monthly Certificateholder's statement, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Investor Certificates evidencing undivided interests aggregating more than 50% of the Investor Interest of any Series which could be adversely affected if the Trustee does not perform such acts;

                  (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by it with due care and in accordance with the terms of this Agreement; and

                  (g) except as may be required by subsection 11.01(a), the Trustee shall not be required to make any initial or periodic examinations of any documents or records related to the Receivables or the Accounts for the purpose of establishing the presence or absence of defects, the compliance by the Transferor with its representations and warranties or for any other purpose.

                  Section 11.03. Trustee Not Liable for Recitals in Certificates. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 11.15, the Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document. The Trustee shall not be accountable for the use or application by the Transferor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Transferor in respect of the Receivables or deposited in or withdrawn from the Collection Account, the Principal Account or the Finance Charge Account, or any Series Account by the Master Servicer.

                  Section 11.04. Trustee Ownership of Certificates. The Trustee may in its individual capacity, and in a fiduciary capacity, become the owner or pledgee of Investor Certificates, and the Trustee may transact banking business with the Transferor or the Master Servicer, in each case with the same rights as it would have if it were not the Trustee.

                  Section 11.05. The Master Servicer To Pay Trustee's Fees and Expenses and Trust Expenses. The Master Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the Trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and, subject to Section 8.04, the Master Servicer will pay or reimburse the Trustee (without reimbursement from any Investor Account, any Series Account or otherwise) upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or the Trust in accordance with any of the provisions of this Agreement except any such expense, disbursement or advance as may arise from its own negligence or bad faith and except as provided in the following sentence. If the Trustee is appointed Successor Master Servicer pursuant to Section 10.02, the provisions of this Section 11.05 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Master Servicer.

                  The obligations of the Master Servicer under this Section
11.05 shall survive the termination of the Trust and the resignation or removal of the Trustee.

                  Section 11.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of

America or any state thereof authorized under such laws to exercise corporate trust powers, having a long-term unsecured debt rating of at least Baa3 by Moody's and BBB by Standard & Poor's having, in the case of an entity that is subject to risk-based capital adequacy requirements, risk-based capital of at least $50,000,000 or, in the case of an entity that is not subject to risk-based capital adequacy requirements, having a combination capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.07.

                  Section 11.07. Resignation or Removal of Trustee. (a) The Trustee may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Master Servicer and the Transferor. Upon receiving such notice of resignation, the Transferor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee; provided, however, no successor trustee may be appointed without the prior written consent of the Master Servicer. If no successor trustee shall have been so appointed and have accepted within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.06 hereof and shall fail to resign after written request therefor by the Transferor, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor may, but shall not be required to, remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee; provided, however, no successor trustee may be appointed without the prior written consent of the Master Servicer.

                  (c) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 11.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.08 hereof and any liability of the Trustee arising hereunder shall survive such appointment of a successor trustee.

                  Section 11.08. Successor Trustee. (a) Any successor trustee appointed as provided in Section 11.07 hereof shall execute, acknowledge and deliver to the Transferor, the Master Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents and statements held by it hereunder, and the Transferor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                  (b) No successor trustee shall accept appointment as provided in this Section 11.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.06 hereof.

                  (c) Upon acceptance of appointment by a successor trustee as provided in this Section 11.08, such successor trustee shall mail notice of such succession hereunder to all Certificateholders at their addresses as shown in the Certificate Register.

                  Section 11.09. Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 11.06 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 11.10. Appointment of Co-Trustee or Separate Trustee.
(a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
11.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.08 hereof.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                           (i) all rights, powers, duties and obligations
conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations

(including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                           (ii) no trustee hereunder shall be personally liable
by reason of any act or omission of any other trustee hereunder; and

                           (iii) the Trustee may at any time accept the
resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer.

                  (d) Any separate trustee or co-trustee may at any time constitute the Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 11.11. Tax Returns. If the Transferor receives a directive or order from a Governmental Authority pursuant to Section 3.07 that the Trust shall be required to file tax returns, the Transferor, as soon as practicable after it is made aware of such requirement, shall prepare or cause to be prepared any tax returns required to be filed by the Trust and, to the extent possible, shall file such returns at least five days before such returns are due to be filed. The Transferor is hereby authorized to sign any such return on behalf of the Trust. The Master Servicer shall prepare or shall cause to be prepared all tax information required by law to be distributed to Certificateholders and shall deliver such information to the Trustee at least five days prior to the date it is required by law to be distributed to Certificateholders. The Master Servicer, upon request, will furnish the Transferor with all such information known to the Master Servicer as may be reasonably required in connection with the preparation of all tax returns of the Trust. In no event shall the Trustee or the Master Servicer be liable for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including, without limitation, federal, state, local or foreign income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

                  Section 11.12. Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or any Series of Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of any Series of Certificateholders in respect of which such judgment has been obtained.

                  Section 11.13. Suits for Enforcement. If a Master Servicer Default shall occur and be continuing, the Trustee, in its discretion may, subject to the provisions of Section 10.01, proceed to protect and enforce its rights and the rights of any Series of Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or any Series of Certificateholders.

                  Section 11.14. Rights of Certificateholders To Direct Trustee. Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Aggregate Investor Interest (or, with respect to any remedy, trust or power that does not relate to all Series, 50% of the aggregate Investor Interest of the Investor Certificates of all Series to which such remedy, trust or power relates) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that, subject to
Section 11.01, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and, provided further, that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of such Holders of Investor Certificates.

                  Section 11.15. Representations and Warranties of Trustee. The Trustee represents and warrants that:

                  (a) the Trustee is a New York banking corporation with trust powers and is organized, existing and authorized to engage in the business of banking under the laws of the State of New York;

                  (b) the Trustee has full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

                  (c) this Agreement has been duly executed and delivered by the Trustee.

                  Section 11.16. Maintenance of Office or Agency. If required by any Supplement, the Trustee will maintain at its expense in the Borough of Manhattan, the City of New York an office or offices, or agency or agencies, where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee will give prompt written notice to the Master Servicer and to Certificateholders (or in the case of Holders of Bearer Certificates in the manner provided for in the related Supplement) of any change in the location of the Certificate Register or any such office or agency.



                                   ARTICLE XII

                                   TERMINATION

                  Section 12.01. Termination of Trust. (a) The respective obligations and responsibilities of the Transferor, the Master Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate, except with respect to the duties described in Section 11.05 and subsection 12.03(b), on the Trust Termination Date; provided, however, that the Trust shall not terminate on the date specified in clause (i) of the definition of "Trust Termination Date" if each of the Master Servicer and the Holder of the Exchangeable Transferor Certificate notify the Trustee in writing, not later than five Business Days preceding such date, that they desire that the Trust not terminate on such date, which notice (such notice, a "Trust Extension") shall specify the date on which the Trust shall terminate (such date, the "Extended Trust Termination Date"); provided, however, that the Extended Trust Termination Date shall be not later than July 15, 2021. The Master Servicer and the Holder of the Exchangeable Transferor Certificate may, on any date following the Trust Extension, so long as no Series of Certificates is outstanding, deliver a notice in writing to the Trustee changing the Extended Trust Termination Date.

                  (b) If (i) the Trust has not terminated by the last Distribution Date occurring in the second month preceding the Trust Termination Date, and (ii) the Investor Interest of any Series (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal on any Series of Certificates to be made on the related Distribution Date during such month pursuant to Article IV) would be greater than zero, the Master Servicer shall sell within 30 days after such Transfer Date all the Receivables. The Master Servicer shall notify each Enhancement Provider of the proposed sale of the Receivables and shall provide each Enhancement Provider an opportunity to bid on the Receivables. The Transferor shall have the right of first refusal to purchase the Receivables on terms equivalent to the best purchase offer as determined by the Trustee in its sole discretion. The proceeds of any such sale shall be treated as Collections on the Receivables and shall be allocated and deposited in accordance with Article IV; provided, however, that the Trustee shall determine conclusively in its sole discretion the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables. During such 30-day period, the Master Servicer shall continue to collect payments on the Receivables and allocate and deposit such payments in accordance with the provisions of Article IV.

                  (c) All principal or interest with respect to any Series of Investor Certificates shall be due and payable no later than the Series Termination Date with respect to such Series. Unless otherwise provided in a Supplement, if the Investor Interest of any Series of Certificates is greater than zero on its Series Termination Date (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal to be made on such Series on such date), the Trustee will sell or cause to be sold, and pay the proceeds to all Certificateholders of such Series pro rata in final payment of all principal of and accrued interest on such Series of Certificates, an amount of Principal Receivables and the related Finance Charge Receivables (or interests therein) up to 110% of the Investor Interest of such Series at the close of business on such date (but not more than the applicable Investor Percentage of Principal Receivables and the related Finance Charge Receivables on such date for such Series). The Trustee shall notify each Enhancement Provider of the proposed sale of such Receivables and shall provide each Enhancement Provider an opportunity to bid on such Receivables. The Transferor shall be permitted to purchase such Receivables in such case and shall have a right of first refusal with respect thereto. Any proceeds of such sale in excess of such principal and interest paid to the Certificateholders of such Series shall be paid to the Holder of the Exchangeable Transferor Certificate. Upon such Series Termination Date with respect to the applicable Series of Certificates, final payment of all amounts allocable to any Investor Certificates of such Series shall be made in the manner provided in Section 12.03.

                  Section 12.02. Optional Purchase. (a) If so provided in any Supplement, the Transferor may, but shall not be obligated to, cause a final distribution to be made in respect of the related Series of Certificates on a Distribution Date specified in such Supplement by depositing into the Distribution Account or the applicable Series Account, not later than the Transfer Date preceding such Distribution Date, for application in accordance with Section 12.03, the amount specified in such Supplement; provided, however, that if the short-term unsecured debt obligations or long-term unsecured debt obligations of Dillard's are not rated at the time of such purchase of Receivables at least P-3 or Baa3, respectively, by Moody's, no such event shall occur unless the Transferor shall deliver an Opinion of Counsel reasonably acceptable to the Trustee that such deposit into the Distribution Account or any Series Account as provided in the related Supplement would not constitute a fraudulent conveyance by the Transferor.

                  (b) The amount deposited pursuant to subsection 12.02(a) shall be paid to the Investor Certificateholders of the related Series pursuant to
Section 12.03 on the related Distribution Date following the date of such deposit. All Certificates of a Series which are purchased by the Transferor pursuant to subsection 12.02(a) shall be delivered by the Transferor upon such purchase to, and be canceled by, the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Transferor. The Investor Interest of each Series which is purchased by the Transferor pursuant to subsection 12.02(a) shall, for the purposes of the definition of "Transferor Interest", be deemed to be equal to zero on the Distribution Date following the making of the deposit, and the Transferor Interest shall thereupon be deemed to have been increased by the Investor Interest of such Series.

                  Section 12.03. Final Payment With Respect to Any Series. (a) Written notice of any termination specifying the Distribution Date upon which the Investor Certificateholders of any Series may surrender their Certificates for payment of the final distribution with respect to such Series and cancellation, shall be given (subject to at least two Business Days' prior notice from the Master Servicer to the Trustee) by the Trustee to Investor Certificateholders of such Series mailed not later than the fifth day of the month of such final distribution (or in the manner provided by the Supplement relating to such Series) specifying:

                           (i) the Distribution Date (which shall be the
Distribution Date in the month (A) in which the deposit is made pursuant to subsection 2.04(d), 9.02(b), 10.02(c) or subsection 12.02(a) of this Agreement or such other Section as may be specified in the related Supplement or (B) in which the related Series Termination Date occurs) upon which final payment of such Investor Certificates will be made upon presentation and surrender of such Investor Certificates at the office or offices therein designated (which, in the case of Bearer Certificates, shall be outside the United States),

                           (ii) the amount of any such final payment, and

                           (iii) that the Record Date otherwise applicable to
such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Investor Certificates at the office or offices therein specified.

The Master Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by an Officer's Certificate setting forth the information specified in Article V of this Agreement covering the period during the then current calendar year through the date of such notice and setting forth the date of such final distribution. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to such Investor Certificateholders.

                  (b) Notwithstanding the termination of the Trust pursuant to subsection 12.01(a) or the occurrence of the Series Termination Date with respect to any Series, all funds then on deposit in the Finance Charge Account, the Principal Account, the Distribution Account or any Series Account applicable to the related Series shall continue to be held in trust for the benefit of the Certificateholders of the related Series and the Paying Agent or the Trustee shall pay such funds to the Certificateholders of the related Series upon surrender of their Certificates (which surrenders and payments, in the case of Bearer Certificates, shall be made only outside the United States). In the event that all of the Investor Certificateholders of any Series shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice (or, in the case of Bearer Certificates, publication notice) to the remaining Investor Certificateholders of such Series upon receipt of the appropriate records from the Transfer Agent and Registrar to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one and one-half years after the second notice with respect to a Series, all the Investor Certificates of such Series shall not have been surrendered for cancellation the Trustee may take appropriate steps or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders of such Series concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Distribution Account or any Series Account held for the benefit of such

Investor Certificateholders. The Trustee and the Paying Agent shall pay to the Transferor upon request any moneys held by them for the payment of principal or interest which remains unclaimed for two years. After payment to the Transferor, Investor Certificateholders entitled to the money must look to the Transferor for payment as general creditors unless an applicable abandoned property law designates another Person.

                  (c) All Certificates surrendered for payment of the final distribution with respect to such Certificates and cancellation shall be canceled by the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Transferor.

                  Section 12.04. Termination Rights of Holder of Exchangeable Transferor Certificate. Upon the termination of the Trust pursuant to Section 12.01, and after payment of all amounts due hereunder on or prior to such termination and the surrender of the Exchangeable Transferor Certificate, the Trustee shall execute a written reconveyance substantially in the form of Exhibit H pursuant to which it shall reconvey to the Holder of the Exchangeable Transferor Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, all moneys due or to become due with respect thereto (including all accrued interest theretofore posted as Finance Charge Receivables) and all proceeds thereof and Insurance Proceeds relating thereto allocable to the Trust pursuant to any Supplement, except for amounts held by the Trustee pursuant to subsection 12.03(b). The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, representation or warranty, as shall be reasonably requested by the Holder of the Exchangeable Transferor Certificate to vest in such Holder all right, title and interest which the Trust had in the Receivables.



                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

                  Section 13.01. Amendment. (a) This Agreement or any Supplement may be amended in writing from time to time by the Master Servicer, the Transferor and the Trustee, without the consent of any of Certificateholders; provided, that such action shall not, as evidenced by an Opinion of Counsel for the Transferor addressed and delivered to the Trustee, adversely affect in any material respect the interests of any Investor Certificateholder; provided, further, that each Rating Agency shall have notified the Transferor, the Master Servicer and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating of any outstanding Series or Class to which it is a Rating Agency.

                  (b) This Agreement or any Supplement may also be amended in writing from time to time by the Master Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50.1% of the Investor Interest of each outstanding Series adversely affected by such amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or any Supplement or modifying in any manner the rights of Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificates of such Series without the consent of each Investor Certificateholder of such Series, (ii) change the definition of or the manner of calculating the Investor Interest, the Investor Percentage or the Investor Default Amount of such Series without the consent of each Investor Certificateholder of such Series or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder of all Series adversely affected. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

                  (c) Notwithstanding anything in this Section 13.01 to the contrary, the Series Supplement with respect to any Series may be amended on the items and in accordance with the procedures provided in such Series Supplement.

                  (d) Promptly after the execution of any such amendment (other than an amendment pursuant to paragraph (a)), the Trustee shall provide notification of the substance of such amendment to each Investor
Certificateholder of each Series adversely affected and to each Rating Agency providing a rating for such Series and any Enhancement Provider for such Series.

                  (e) It shall not be necessary for the consent of Investor Certificateholders under this Section 13.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

                  (f) Any Series Supplement executed and delivered pursuant to Section 6.09 and any amendments regarding the addition to or removal of Receivables from the Trust as provided in Sections 2.06 and 2.07, executed in accordance with the provisions hereof, shall not be considered amendments to this Agreement for the purpose of subsections 13.01(a) and (b).

                  (g) In connection with any amendment, the Trustee may request an Opinion of Counsel from the Transferor or Master Servicer to the effect that the amendment is authorized or permitted, or complies with all requirements of this Agreement.

                  Section 13.02. Protection of Right, Title and Interest to Trust. (a) The Master Servicer shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Certificateholders and the Trustee's right, title and interest to the Trust to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Certificateholders or the Trustee, as the case may be, hereunder to all property comprising the Trust. The Master Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Transferor shall cooperate fully with the Master Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection 13.02(a).

                  (b) Within 30 days after the Transferor makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above materially misleading within the meaning of the UCC, the Transferor shall give the Trustee notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof.

                  (c) Each of the Transferor and the Master Servicer will give the Trustee prompt written notice of any relocation of any office from which it services Receivables or keeps records concerning the Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof. Each of the Transferor and the Master Servicer will at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

                  (d) The Master Servicer will deliver to the Trustee on or before March 31 of each year, beginning with March 31, 1999, an Opinion of Counsel, confirming the perfection opinion delivered on any Closing Date.

                  Section 13.03. Limitation on Rights of Certificateholders. (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholders, legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (b) No Certificateholder shall have any right to vote (except with respect to the Investor Certificateholders as provided in Section 13.01 hereof) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  (c) No Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Certificateholder previously shall have given written notice to the Trustee, and unless the Holders of Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Interest of any Series which may be adversely affected but for the institution of such suit, action or proceeding, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have the right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Certificateholders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 13.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Section 13.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 13.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, sent by facsimile to, sent by courier at or mailed by registered mail, return receipt requested, to:

                  (a) in the case of the Transferor, to Dillard Asset Funding Company, c/o Chase Manhattan Bank Delaware, 1201 Market Street, Wilmington, Delaware 19801, Attention: Corporate Trust Department, with a copy to James Freeman/David Helm, as administrators, Dillard's Inc., 1600 Cantrell, Little Rock, Arkansas 72201;

                  (b) in the case of the Master Servicer, to Dillard National Bank, 396 North William Dillard Drive, Gilbert, Arizona 85233, Attention:
Randall Hawkins;

                  (c) in the case of the Trustee, to the Corporate Trust Office;

                  (d) in the case of the Enhancement Provider for a particular Series, the address, if any, specified in the Supplement relating to such Series; and

                  (e) in the case of the Rating Agency for a particular Series, the address, if any, specified in the Supplement relating to such Series;

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

                  Unless otherwise provided with respect to any Series in the related Supplement any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register, or with respect to any notice required or permitted to be made to the holders of Bearer Certificates, by publication in the manner provided in the related Supplement. If and so long as any Series or Class is listed on any Offshore Securities Market and such Exchange shall so require, any Notice to Investor Certificateholders shall be published in the manner required by such Offshore Securities Market. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

                  Section 13.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders thereof.

                  Section 13.07. Assignment. Notwithstanding anything to the contrary contained herein, this Agreement may not be assigned by the Transferor without the prior consent of Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66 2/3% of the Investor Interest of each Series on a Series by Series basis.

                  Section 13.08. Certificates Nonassessable and Fully Paid. It is the intention of the parties to this Agreement that the Certificateholders shall not be personally liable for obligations of the Trust, that the Undivided Interests represented by the Certificates shall be non-assessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon authentication thereof by the Trustee pursuant to Sections 2.01 and 6.02 are and shall be deemed fully paid.

                  Section 13.09. Further Assurances. The Transferor and the Master Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

                  Section 13.10. No Waiver, Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee, any Enhancement Provider or the Investor Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                  Section 13.11. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  Section 13.12. Third-party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders and, to the extent provided in the related

Supplement, to the Enhancement Provider named therein, and the respective successors and permitted assigns. Except as otherwise provided in this Article XIII, no other Person will have any right or obligation hereunder.

                  Section 13.13. Actions by Certificateholders. Wherever this Agreement provides that an action may be taken or a notice, demand or instruction given by Investor Certificateholders, such action, notice or instruction may be taken or given by any Investor Certificateholder, unless such provision requires a specific percentage of Investor Certificateholders. Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind such Certificateholders and every subsequent Holder of such Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

                  Section 13.14. Rule 144A Information. For so long as any of the Investor Certificates of any Series or any Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, each of the Transferor, the Master Servicer, the Trustee and the Enhancement Provider for such Series agree to cooperate with each other to provide to any Investor Certificateholders of such Series or Class and to any prospective purchaser of Certificates designated by such an Investor Certificateholder upon the request of such Investor Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.

                  Section 13.15. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. The Agreement may not be modified, amended, waived or supplemented except as provided herein.

                  Section 13.16. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  Section 13.17. No Recourse. No recourse may be taken, directly or indirectly, with respect to the obligations of the Transferor, the Trust, Chase Manhattan Bank Delaware or the Trustee on the Certificates or under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against:

                  (i) the Trustee or Chase Manhattan Bank Delaware in its individual capacity;

                  (ii) any owner of a beneficial interest in the Transferor; or

                  (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Trustee or Chase Manhattan Bank Delaware in their individual capacities, any holder of a beneficial interest in the Transferor, the Trustee or Chase Manhattan Bank Delaware or of any successor or assign of the Trustee or Chase Manhattan Bank Delaware in their individual capacities (or any of their successors or assigns), except as any such Person may have expressly agreed (it being understood that the Trustee and Chase Manhattan Bank Delaware have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Agreement, in the performance of any duties or obligations of the Transferor hereunder, Chase Manhattan Bank Delaware shall be subject to, and entitled to the benefits of, the terms and provisions of Article XI hereof.

                  IN WITNESS WHEREOF, the Transferor, the Master Servicer and the Trustee have caused this Pooling and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                                    DILLARD ASSET FUNDING COMPANY,
                                    as Transferor

                                    BY: CHASE MANHATTAN BANK DELAWARE,
                                    not in its individual capacity but solely
                                    as owner trustee


                                    By: _______________________________________

                                    Name: _____________________________________

                                    Title:



                                    DILLARD NATIONAL BANK,
                                    as Master Servicer


                                    By: _______________________________________

                                    Name: _____________________________________

                                    Title: ____________________________________



                                    THE CHASE MANHATTAN BANK, as Trustee


                                    By: _______________________________________

                                    Name: _____________________________________

                                    Title: ____________________________________

                                    EXHIBIT A


                   FORM OF EXCHANGEABLE TRANSFEROR CERTIFICATE

No. 1                                                                   One Unit


                      DILLARD'S MASTER CREDIT CARD TRUST I
                            ASSET BACKED CERTIFICATE


THIS CERTIFICATE WAS ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY BE SOLD ONLY PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE ACT OR AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE ACT. IN ADDITION, THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. A COPY OF THE POOLING AND SERVICING AGREEMENT WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE BY THE TRUSTEE UPON WRITTEN REQUEST.

                         This Certificate represents an
                            Undivided Interest in the
                      Dillard's Master Credit Card Trust I

The corpus of the Trust which consists of a portfolio of credit card receivables acquired by Dillard Asset Funding Company and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                     (Not an interest in or an obligation of
                          Dillard Asset Funding Company
                           or any Affiliate thereof.)

                  This certifies that Dillard Asset Funding Company (the "Holder") is the registered owner of an undivided interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under selected credit card accounts (the "Accounts") acquired by Dillard Asset Funding Company (the "Transferor"), a business trust organized under the laws of the State of Delaware, all monies due in payment of the Receivables, all proceeds of such Receivables and Insurance Proceeds relating to the Receivables, and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement, dated as of August 1, 1998, and as supplemented by any Supplement relating to a Series of Investor Certificates (the "Pooling and Servicing Agreement"), by and among Dillard Asset Funding Company, as Transferor, Dillard National Bank, as Master Servicer, and The Chase Manhattan Bank, as Trustee (the "Trustee").

                  This Certificate is the Exchangeable Transferor Certificate issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended or supplemented from time to time, the Holder by virtue of the acceptance hereof assents and by which the Holder is bound.

                  This Certificate does not represent an obligation of, or any interest in, the Transferor or the Master Servicer, and neither the Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Certificate is limited in right of payment to certain Collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

                  [Remainder of Page Intentionally Left Blank.]

                  IN WITNESS WHEREOF, Dillard Asset Funding Company has caused this Exchangeable Transferor Certificate to be duly executed.

                                     DILLARD ASSET FUNDING COMPANY


                                     BY: CHASE MANHATTAN BANK DELAWARE,
                                     not in its individual capacity but solely
                                     as owner trustee


                                     By: _____________________________________

                                     Name: ___________________________________

                                     Title: __________________________________




Date:  ________________________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                          CERTIFICATE OF AUTHENTICATION

                  This is the Exchangeable Transferor Certificate referred to in the within mentioned Pooling and Servicing Agreement.


                                          THE CHASE MANHATTAN BANK, Trustee


                                          By:
                                              ----------------------------
                                              Authorized Officer

                                    EXHIBIT B


                  FORM OF ANNUAL MASTER SERVICER'S CERTIFICATE


                              DILLARD NATIONAL BANK


                      Dillard's Master Credit Card Trust I

                  The undersigned, a duly authorized representative of Dillard National Bank ("DNB"), as Master Servicer pursuant to the Pooling and Servicing Agreement, dated as of August 1, 1998 (the "Pooling and Servicing Agreement"), by and among Dillard Asset Funding Company, as Transferor, DNB, as Master Servicer, and The Chase Manhattan Bank, as trustee (the "Trustee"), does hereby certify that:

                  1. DNB is Master Servicer under the Pooling and Servicing Agreement.

                  2. The undersigned is duly authorized pursuant to the Pooling and Servicing Agreement to execute and deliver this Certificate to the Trustee.

                  3. This Certificate is delivered pursuant to Section 3.05 of the Pooling and Servicing Agreement.

                  4. A review of the activities of the Master Servicer during the period from the Closing Date until December 31, _______, was conducted under our supervision.

                  5. Based on such review, the Master Servicer has, to the best of our knowledge, fully performed all its obligations under the Pooling and Servicing Agreement throughout such period and no default in the performance of such obligations has occurred or is continuing except as set forth in Paragraph 6 below.

                  6. The following is a description of each default in the performance of the Master Servicer's obligations under the provisions of the Pooling and Servicing Agreement, including any Supplement known to us to have been made during such period which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Master Servicer, if any, to remedy each such default and (iii) the current status of each such default:

                         [If applicable, insert "None.]

                  IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this __________ day of ______.


                                     By: ___________________________________

                                     Name: _________________________________

                                     Title: ________________________________